Organizational Chart – December 31, 2025

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust

99.999% - Pansolo Holding Inc.

52.511% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2025, 580,872,092 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,129,480,752.

Pansolo Holding Inc. owns directly and indirectly 45,944,592 SVS and 54,715,456 PPS, entitling Pansolo Holding Inc. to an aggregate percentage of voting rights of 593,099,152 or 52.511% of the total voting rights attached to the shares of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a voting interest in the following entities:

A.	Empower Annuity Insurance Company of America Group of Companies (U.S. insurance)

Power Corporation of Canada

100.0% - Power Financial Corporation

  65.00% - Great-West Lifeco Inc. (71.14% total equity (directly and indirectly)

100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. LLC

100.0% - Great-West Services Singapore I Private Limited

100.0% - Great-West Services Singapore II Private Limited

99.0% - Empower Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)

1.0% - Empower Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)

99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)

100.0% - Great-West Lifeco U.S. Holdings, LLC

1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)

100.0% - Empower Enterprise Philippines, Inc.

100.0% - EPR, LLC

100.0% - Empower Holdings, LLC

100.0% - Empower Annuity Insurance Company of America (Fed ID # 84-0467907 - NAIC # 68322, CO)

100.0% - Empower Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)

100.0% - Empower Financial Services, Inc.

100.0% - Great-West Life & Annuity Insurance Company of South Carolina (Fed ID #20-3387742 – NAIC # 12510, SC)

100.0% - Lottery Receivable Company One LLC

100.0% - Empower Stock Plan Services, LLC

100.0% - Empower Insurance Agency, LLC

100.0% - Empower Annuity Insurance Company (Fed ID #06-1050034 – NAIC # 93629, CT)

100.0% - Empower Securities Holdings II, Inc.

99.0% - Comosa Reit, L.P.

100.0% - Comosa GP, LLC

1.0% - Comosa Reit, L.P.

100.0% - TBG Insurance Services Corporation

100.0% MC Insurance Agency Services, LLC

50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by TBG Insurance Services Corporation)

50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by MC Insurance Agency Services, LLC)

100.0% - Empower Personal Wealth, LLC

 99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)

100.0% - Empower Securities Holdings, LLC

100.0% - Empower Services Holdings US, LLC

100.0% - Empower Capital Management, LLC

100.0% - Empower Trust Company, LLC

100.0% - Empower Advisory Group, LLC

100.0% - Empower Retirement, LLC

100.0% - Empower Retirement Puerto Rico, LLC

100.0% - PAFI, LLC

100.0% PAFL, LLC

100.0% - PanAgora Holdings, Inc.

100.0% - PanAgora Asset Management, Inc.

100.0% - PanAgora Asset Management GP, LLC

96.87% PanAgora Healthcare Long-Short Fund, LP

B.	The Canada Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada

100.0% - Power Financial Corporation

  65.00% - Great-West Lifeco Inc. (71.14% total equity (directly and indirectly)

14.03% - Sagard Holdings Management Inc. (12.74% equity)

19.80% - Power Sustainable Manager Inc.

100.0% - Power Sustainable Lios Inc.

100.0% - Power Sustainable Manager US, Inc.

100.0% - Power Sustainable Infrastructure Credit, LLC

100.0% - Power Sustainable Energy Infrastructure Inc.

100.0% - Great-West Lifeco LRCN Trust

100.0% - Great-West Lifeco U.S. LLC

100.0% - Great-West Lifeco US Finance 2019 I, LLC

100.0% - Great-West Lifeco US Finance 2019 II, LLC

100.0% - Great-West Lifeco Finance 2019, LLC

100.0% - Great-West Lifeco Finance 2019 II, LLC

100.0% - Empower Finance 2020, LLC

1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Inc.)

1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco Inc.)

99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)

100.0% - Great-West Lifeco Finance 2018, LLC

100.0% - Great-West Lifeco Finance 2018 II, LLC

99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)

100.0% - Empower Finance 2020 A, LLC

100.0% - Empower Finance 2020 B, LLC

100.0% - Empower Finance 2020 C, LLC

99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)

  40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)

100.0% - Great-West Lifeco Finance 2017, LLC

  99.0% - Great-West Lifeco U.S. Finance 2019, LP (1% owned by 2142540 Ontario Inc.)

100.0% - Great-West Lifeco U.S. Finance 2019, LLC

100.0% - 2142540 Ontario Inc.

1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)

1.0% - Great-West Lifeco US Finance 2019, LP (99% owned by Great-West Lifeco Inc.)

100.0% - Empower Finance UK 2021 Limited

100.0% - Empower Finance Swiss 2021 GmbH

18.5% - Portag3 Ventures LP

33.3% - Portag3 Ventures II Affiliates LP

33.3% - Portag3 Ventures II LP

33.3% - Portag3 Ventures II International Investments Inc.

100.0% - 14653998 Canada Inc.

100.0% - 6109756 Canada Inc.

100.0% - 6922023 Canada Inc.

  20.0% - 11249185 Canada Inc.

  20.0% - Armstrong LP (80.0% owned by 11249185 Canada Inc.)

49.9% - Northleaf Capital Group Ltd.

100.0% - Northleaf Capital Partners Ltd.

100.0% - Northleaf PPP GP Ltd.

100.0% - Northleaf Secondary Partners III GP Ltd.

  49.0% - Northleaf NCO (US) GP Ltd.

100.0% - Northleaf Capital Partners US GP LLC

  49.0% - NICP IV GP Ltd.

100.0% - Northleaf Geothermal Holdings (Canada) GP Ltd.

  49.0% - Northleaf Venture Catalyst Fund III GP Ltd.

  49.0% - Northleaf Private Credit III GP Ltd.

  49.0% - NSPC-L Holdings II GP Ltd.

  49.0% - Northleaf Private Equity VIII GP Ltd.

100.0% - Northleaf Crescendo Holdings GP LLC

100.0% - Northleaf Small Cell GP Ltd.

100.0% - NCP Terminals GP Ltd.

100.0% - Northleaf NICP III GP LLC

100.0% - Northleaf Music Copyright Ventures GP Ltd.

  49.0% - NEIF GP Ltd.

100.0% - Northleaf Strategic Capital GP Ltd.

  49.0% - Northleaf Global Private Equity GP Ltd.

100.0% - NICP I NWP US GP LLC

100.0% - NCP NWP US GP Ltd.

  49.0% - Northleaf NICP III GP Ltd.

100.0% - NCP US Terminals GP LLC

 49.0% - NPCO GP Ltd.

  49.0% - Northleaf LPF Private Credit Holdings GP Ltd.

 49.0% - NPC II Holdings GP Ltd.

100.0% - NCP Canadian Breaks GP LLC

100.0% - Northleaf Vault Holdings GP Ltd.

100.0% - NSPC-L GPC Ltd.

100.0% - NCP CSV Holdings GP Ltd.

100.0% - Northleaf Capital Advisors Ltd.

100.0% - Northleaf Trustees Limited

100.0% - Northleaf PE GP Ltd.

  49.0% - Northleaf Growth Fund GP Ltd.

100.0% - Northleaf Capital Partners (Canada) Ltd.

100.0% - Northleaf Class C Sub Holdings Ltd.

100.0% - Northleaf Capital Partners Japan KK

100.0% - Northleaf SH288 GP Ltd.

100.0% - Northleaf Capital Partners (Australia) Pty Ltd.

100.0% - Northleaf Capital Partners (UK) Limited

49.0% - Northleaf NICP II GP Ltd.

100.0% - Northleaf Class C Holdings GP Ltd.

100.0% - Northleaf Capital Partners (USA) Inc.

100.0% - Annex Fund GP Ltd.

100.0% - Northleaf Capital Partners GP Ltd.

100.0% - SW Holdings GP Ltd.

100.0% - NICP IV GP LLC

  49.0% - Northleaf Global Private Equity Holdings GP Ltd.

100.0% - NPC III RN (Canada) GP Ltd.

100.0% - Northleaf NICP III Canadian Class C Holdings Ltd.

100.0% - Northleaf Millennium Holdings (US) GP Ltd.

100.0% - Northleaf Millennium Holdings (Canada) GP Ltd.

  49.0% - Northleaf Secondary Partners IV GP Ltd.

  49.0% - Northleaf Star Holdings GP Ltd.

100.0% - Northleaf Star GPC Ltd.

  49.0% - Northleaf Private Credit GP Ltd.

100.0% - NPC GPC Ltd.

100.0% - Northleaf Lal Lal Holdings GP Ltd.

100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.

100.0% - NPC II GPC Ltd.

100.0% - NSPC GPC Ltd.

  49.0% - NSPC GP Ltd.

  49.0% - NSPC-L GP Ltd.

  49.0% - NSPC-L Holdings GP Ltd.

  49.0% - NPC I Holdings GP Ltd.

  49.0% - Northleaf Private Credit II GP Ltd.

  49.0% - Northleaf NCO GP Ltd.

100.0% - NSPC International GP Ltd.

100.0% - NSPC-L International GP Ltd.

 63.17% - Northleaf Capital Holdings Ltd.

100.0% - Northleaf PE Holdings GP Ltd.

100.0% - Northleaf Capital Partners GP II Ltd.

49.0% - Northleaf NICP II Holdings GP Ltd.

100.0% - The Canada Life Assurance Company (NAIC #80659, MI)

99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)

100.0% - Great-West US RE Holdings, Inc.

100.0% - CL Burlingame, LLC

100.0% - CL 25 North LLC

10.0% - 25 North Investors, LLC

100.0% - 25 North Investors SPE1, LLC

100.0% - 25 North Investors SPE3, LLC

100.0% - 25 North Investors SPE4-9, LLC

100.0% - Great-West US RE Acquisition, LLC

100.0% - EW GP Fund I LLC

100.0% - CL EVOX LLC

10.0% - EVOX Holdings LLC

100.0% - EVOX Holdings II LLC

100.0% - EVOX NJ Edison 65 LLC

100.0% - EVOX TRS LLC

100.0% - EVOX TN Smyrna 2699 LLC

100.0% - EVOX TX Sugar Land 12510 LLC

100.0% - EVOX OR Hillsboro 3550 LLC

100.0% - EVOX CA Oceanside 4665 LLC

100.0% - EVOX CA Fremont 43990 LLC

100.0% - EVOX AZ Chandler 800 LLC

100.0% - EVOX AZ Chandler Airpark LLC

100.0% - EVOX CO Centennial LLC

100.0% - EW GP Fund II LLC

100.0% - EW GP Fund I Managing Member LLC

99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)

  41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)

100.0% - GWL THL Private Equity II Inc.

  23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

 99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)

100.0% - T.H. Lee Interests

 77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)

100.0% - Great-West US Direct Residential Holdings Inc.

100.0% - GWL Direct 425 Trade LLC

100.0% - GWL Direct 4471 + 4433 42nd LLC

100.0% - GWL Direct 32 Cambridge LLC

100.0% - Great-West US Direct RE Holdings Inc.

100.0% - GWL Direct 650 Almanor LLC

100.0% - GWL Direct 345 Cessna LLC

100.0% - GWL Direct 1925 Grove LLC

100.0% - CL GFP LLC

10.0% - GFP CL Holdings LLC

100.0% - GFP CL Maspeth 55-30, LLC

100.0% - GWL Direct 1 Bulfinch Place LLC

100.0% - Great-West US Direct RE Acquisition LLC

100.0% - GWL Direct 851 SW 34th LLC

100.0% - GWL Direct 12100 Rivera LLC

100.0% - GWL Direct 3209 Lionshead LLC

100.0% - GWL Direct 18701-18901 38th LLC

100.0% - GWL Direct 12900 Airport LLC

100.0% - GWL Direct 25200 Commercentre LLC

100.0% - GWL Direct 351-353 Maple LLC

100.0% - GWL Direct 260 Ace-5725 Amelia LLC

100.0% - GWL Direct 9485 Hwy 42 LLC

100.0% - GWL Direct Moonachie LLC

100.0% - GWL Direct 4785 Fulton LLC

100.0% - GWL Direct 7410 + 7419 Roosevelt LLC

100.0% - GWL Direct 11077 Rush LLC

  96.0% - CL ACP Nassau, LLC

100.0% - EW Direct 1Nassau LLC

100.0% - GWL Realty Advisors Inc.

100.0% - RAUS GP Holdings Inc.

100.0% - GWL U.S. Property Fund LP LLC

100.0% - GWLRA GP LLC

100.0% - GWL Plus GP LLC

100.0% - GWL Plus II GP LLC

100.0% - GWL GP LLC

100.0% - GWL REI GP LLC

100.0% - GWL RES GP LLC

  0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)

  0.01% - CL US Property Feeder II LP (99.99% owned by Empower Annuity Insurance Company of America)

100.0% - RA Real Estate Inc.

0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)

100% - RMA Properties Ltd.

100% - RMA Properties (Riverside) Ltd.

100.0% - GWLRA Residential Value Fund I (Employee Feeder) GP Inc.

1.0% - GWLRA Residential Value Fund I (Employee Feeder) LP (99.0% owned by GWL Realty Advisors Inc.)

100.0% - GWLRA Residential Value Fund I GP Inc.

0.001% - GWLRA Residential Value Fund I LP (99.999% owned by GWL Realty Advisors Inc.)

  100.0% - 1655 Haro (2024) GP Inc.

.001% - 1655 Haro (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.)

100.0% - 1655 Haro (2024) Nominee Inc.

99.999% - 1655 Haro (2024) LP (.001% owned by 1655 Haro (2024) GP Inc.)

100.0% - 1655 Haro (2024) Nominee Inc.

  100.0% - 2220 Marine (2024) GP Inc.

.001% - 2220 Marine (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.)

100.0% - 2220 Marine (2024) Nominee Inc.

99.999% - 2220 Marine (2024) LP (.001% owned by 2020 Marine (2024) GP Inc.)

100.0% - 2220 Marine (2024) Nominee Inc.

  100.0% - 2160 Lakeshore (2024) GP Inc.

.001% - 2160 Lakeshore (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.)

100.0% - 2160 Lakeshore (2024) Nominee Inc.

99.999% - 2160 Lake Shore (2024) LP (.001% owned by 2160 Lakeshore (2024) GP Inc.)

100.0% - 2160 Lakeshore (2024) Nominee Inc.

  100.0% - GWL Realty Advisors Residential Inc.

  100.0% - 2278372 Ontario Inc.

  100.0% - 100039744 Ontario Inc.

99.999% - GWLRA Residential Value Fund I LP (.001% owned by GWLRA Residential Value Fund I GP Inc.

  100.0% - 1655 Haro (2024) GP Inc.

.001% - 1655 Haro (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.)

100.0% - 1655 Haro (2024) Nominee Inc.

99.999% - 1655 Haro (2024) LP (.001% owned by 1655 Haro (2024) GP Inc.

100.0% - 1655 Haro (2024) Nominee Inc.

  100.0% - 2220 Marine (2024) GP Inc.

.001% - 2220 Marine (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.)

100.0% 2220 Marine (2024) Nominee Inc.

99.999% - 2220 Marine (2024) LP (.001% owned by 2220 Marine (2024) GP Inc.)

100.0% - 2220 Marine (2024) Nominee Inc.

  100.0% - 2160 Lakeshore (2024) GP Inc.

.001% - 2160 Lakeshore (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.)

100.0% - 2160 Lakeshore (2024) Nominee Inc.

99.999% - 2160 Lakeshore (2024) LP (.001% owned by 2160 Lakeshore (2024) GP Inc.)

100.0% - 2160 Lakeshore (2024) Nominee Inc.

99.999% - GWLRA Residential Value Fund I (Employee Feeder) LP (.001% owned by GWLRA Residential Value Fund I (Employee Feeder) GP Inc.

49.975% - GWLRA Residential Value Fund I Carry LP (.001% owned by GWLRA Residential Value Fund Carry GP Inc. and 49.995% owned by The Canada Life Assurance Company)

  80.0% - 1385456 B.C. Ltd. (20% owned by The Canada Life Insurance Company of Canada)

100.0% - 200 Graham Ltd.

100.0% - 801611 Ontario Limited

100.0% - 1213763 Ontario Inc.

99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)

100.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.

  50.0% - 3352200 Canada Inc.

100.0% - 1420731 Ontario Limited

  60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)

100.0% - 1455250 Ontario Limited

100.0% - CGWLL Inc.

100.0% - Canada Life Securities Ltd.

100.0% - ClaimSecure Inc.

100.0% - 14894821 Canada Inc.

100.0% - Value Partners Group Inc.

100.0% - Value Partners Investments Inc.

100.0% - LP Insurance Services and Estate Planning Ltd.

100.0% - LP Financial Planning Services Ltd.

100.0% - 17449313 Canada Inc.

100.0% - Forster Financial Corp.

100.0% - 14888669 Canada Inc.

100.0% - Investment Planning Counsel Inc.

100.0% - IPC Estate Services Inc.

100.0% - IPC Investment Corporation

100.0% - IPC Securities Corporation

100.00% - Canada Life Investment Management, Ltd.

100.0% - Counsel Portfolio Corporation

  84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)

  70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)

100.0% - The Walmer Road Limited Partnership

100.0% - Laurier House Apartments Limited

100.0% - Marine Promenade Properties Inc.

100.0% - 2024071 Ontario Limited

100.0% - 431687 Ontario Limited

0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)

100.0% - High Park Bayview Inc.

0.001% - High Park Bayview Limited Partnership

99.999% - High Park Bayview Limited Partnership

5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)

100.0% - CLUS CDN-GP Co.

0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)

100.0% - CLUS III CDN GP Inc.

0.0001% (CLUS III CDN LP (99.9999% owned by The Canada Life Assurance Company)

100.0% - Great-West US RE Holdings III Inc.

100.0% - CLUS CDN Mgmt Holdings Ltd.

100.0% - CLUS Mgmt Holdings Inc.

100.0% - GW Property Services, LLC

100.0% - RMA Realty Holdings Corporation Ltd.

100.0% - 1995709 Alberta Ltd.

2.56% - RMA (U.S.) Realty LLC (97.44% owned by RMA Realty Holdings Corporation Ltd.)

 97.44% - RMA (U.S.) Realty LLC (2.56% owned by 1995709 Alberta Ltd.)

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))

   99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

   99.9% - RMA Real Estate LP (0.01% owned by RA Real Estate Inc.)

100.0% - RMA Properties Ltd.

100.0% - RMA Properties (Riverside) Ltd.

100.0% - KS Village (Millstream) Inc.

100.0% - Trop Beau Developments Limited

100.0% - GWLRA Residential Value Fund I Carry GP Inc.

.001% - GWLRA Residential Value Fund I Carry LP (49.995% owned by The Canada Life Assurance Company and 49.975% owned by GWL Realty Advisors Inc.)

49.995% - GWLRA Residential Value Fund I Carry LP (.001% owned by GWLRA Residential Value Fund I Carry GP Inc. and 49.975% owned by GWL Realty Advisors Inc.)

100.0% - Kelowna Central Park Properties Ltd.

100.0% - Kelowna Central Park Phase II Properties Ltd.

  62.0% - 1296 Station Street Properties Ltd. (38% owned by The Canada Life Insurance Company of Canada)

100.0% - Saskatoon West Shopping Centres Limited

  97.31% - 7420928 Manitoba Limited Partnership (0.02% owned by 7419521 and 2.68% owned by The Canada Life Insurance Company of Canada)

100.0% - 7419521 Manitoba Ltd.

0.02% - 7420928 Manitoba Limited Partnership (97.31% owned by The Canada Life Assurance Company and 2.68% owned by The Canada Life Insurance Company of Canada)

100.0% - 7419539 Manitoba Ltd.

100.0% - 1338988 B.C. Ltd.

100.0% - 1319399 Ontario Inc.

100.0% - 13369901 Canada Inc.

100.0% - 4298098 Canada Inc.

100.0% - 389288 B.C. Ltd.

100.0% - Quadrus Investment Services Ltd.

88.0% - Neighborhood Dental Services Ltd.

100.0% - Quadrus Distribution Services Ltd.

100.0% - Toronto College Park Ltd.

100.0% - 185 Enfield GP Inc.

0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)

99.99% - 185 Enfield LP (0.01% owned by 185 Enfield GP Inc.)

100.0% - 320 McRae GP Inc.

0.01% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)

99.99% - 320 McRae LP (0.01% owned by 320 McRae GP Inc.)

100.0% - RA Investment 1 Holdings GP Inc.

0.001% - RA Investment 1 Holdings LP (99.999% owned by The Canada Life Assurance Company)

100.0% - One City Centre Property Inc.

99.999% - RA Investment 1 Holdings LP (0.001% owned by RA Investment 1 Holdings GP Inc.)

100.0% - RA Investment 9 Holdings GP Inc.

0.001% - RA Investment 9 Holdings LP (99.999% owned by The Canada Life Assurance Company)

100.0% - 1542775 Alberta Ltd.

100.0% - 0813212 B.C. Ltd.

99.999% - RA Investment 9 Holdings LP (0.001% owned by RA Investment 9 Holdings GP Inc.)

100.0% - RA Investment 10 Holdings GP Inc.

0.001% - RA Investment 10 Holdings LP (99.999% owned by The Canada Life Assurance Company)

99.999% - RA Investment 10 Holdings LP (0.001% owned by RA Investment 10 Holdings GP Inc.)

100.0% - RA Investment 11 Holdings GP Inc.

0.001% - RA Investment 11 Holdings LP (99.999% owned by The Canada Life Assurance Company)

100.0% - 2020917 Albert Ltd.

99.999% - RA Investment 11 Holdings LP (0.001% owned by RA Investment 11 Holdings GP Inc.)

100.0% - RA Investment 13 Holdings GP Inc.

0.001% - RA Investment 13 Holdings LP (99.999% owned by The Canada Life Assurance Company)

99.999% - RA Investment 13 Holdings LP (0.001% owned by RA Investment 13 Holdings GP Inc.)

100.0% - RA Investment 14 Holdings GP Inc.

0.001% - RA Investment 14 Holdings LP (99.999% owned by The Canada Life Assurance Company)

99.999% - RA Investment 14 Holdings LP (0.001% owned by RA Investment 14 Holdings GP Inc.)

   80.0% - RA Investment 2 Holdings GP Inc. (20% owned by The Canada Life Insurance Company of Canada)

0.001% - RA Investment 2 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company)

100.0% - 12111 Riverside Way Property Inc.

100.0% - Lions Gate Business Park Property Inc.

79.999% - RA Investment 2 Holdings LP (0.001% owned by RA Investment 2 Holdings GP Inc. and 20.0% owned by the Canada Life Insurance Company of Canada)

     80.0% - RA Investment 3 Holdings GP Inc. (20% owned by The Canada Life Insurance Company of Canada)

0.001% - RA Investment 3 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company)

79.999% - RA Investment 3 Holdings LP (0.001% owned by RA Investment 3 Holdings GP Inc. and 20.0% owned by the Canada Life Insurance Company of Canada)

     85.0% - RA Investment 4 Holdings GP Inc. (15% owned by The Canada Life Insurance Company of Canada)

0.001% - RA Investment 4 Holdings LP (84.999% owned by The Canada Life Assurance Company and 15% owned by The Canada Life Insurance of Company)

84.999% - RA Investment 4 Holdings LP (0.001% owned by RA Investment 4 Holdings GP Inc. and 15.0% owned by the Canada Life Insurance Company of Canada)

     87.5% - RA Investment 5 Holdings GP Inc. (12.5% owned by The Canada Life Insurance Company of Canada)

0.001% - RA Investment 5 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company)

100.0% - 10077 Grace Road Property Inc.

100.0% - 0977221 B.C. Ltd.

100.0% - Vaudreuil Shopping Centres Limited

87.499% - RA Investment 5 Holdings LP (0.001% owned by RA Investment 5 Holdings GP Inc. and 12.5% owned by The Canada Life Insurance Company of Canada)

     87.5% - RA Investment 6 Holdings GP Inc. (12.5% owned by The Canada Life Insurance Company of Canada)

0.001% - RA Investment 6 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company)

87.499% - RA Investment 6 Holdings LP (0.001% owned by RA Investment 6 Holdings GP Inc. and 12.5% owned by the Canada Life Insurance Company of Canada)

     87.5% - RA Investment 7 Holdings GP Inc. (12.5% owned by The Canada Life Insurance Company of Canada)

0.001% - RA Investment 7 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company)

100.0% - 2344701 Ontario Ltd.

100.0% - 2356720 Ontario Ltd.

100.0% - 555 Robson Holding Ltd.

87.499% - RA Investment 7 Holdings LP (0.001% owned by RA Investment 7 Holdings GP Inc. and 12.5% owned by the Canada Life Insurance Company of Canada)

    89.5% - RA Investment 8 Holdings GP Inc. (10.5% owned by The Canada Life Insurance Company of Canada)

0.001% - RA Investment 8 Holdings LP (89.499% owned by The Canada Life Assurance Company and 10.5% owned by The Canada Life Insurance of Company)

100.0% - 2331777 Ontario Ltd.

99.499% - RA Investment 8 Holdings LP (0.001% owned by RA Investment 8 Holdings GP Inc. and 10.5% owned by the Canada Life Insurance Company of Canada)

  100.0% - Financial Horizons Group Inc.

100.0% - Financial Horizons Incorporated

100.0% - Continuum Financial Centres Inc.

100.0% - TORCE Investment Management Inc.

100.0% - Canada Life Capital Corporation, Inc.

100.0% - 11658735 Canada Inc.

100.0% - GLC Reinsurance Corporation

100.0% - Canada Life International Holdings Limited

100.0% - Canada Life UK Holdings Limited

100.0% - Stonehaven UK Limited

100.0% - Canada Life Asset Management Limited

100.0% - Canada Life Platform Limited

100.0% - Canada Life SIPP Trustee Limited

100.0% - Canada Life Platform Nominee Limited

100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation

100.0% - Canada Life International Services Limited

100.0% - Canada Life International Limited

100.0% - CLI Institutional Limited

100.0% - The Canada Life Group (U.K.) Limited

100.0% - ILGWM Limited

100.0% - Harvest Trustee Limited

100.0% - Harvest Financial Services Limited

100.0% - Conexim Advisors Limited

100.0% - Vestone Ltd.

100.0% - Cornmarket Group Financial Services Limited

100.0% - Cornmarket Civil and Public Sector Mastertrust dac

100.0% - Cornmarket Insurance Services Limited

100.0% - EIS Financial Services Limited

100.0% - K.D. Retirement Services Limited

100.0% - APT Workplace Pension Ltd.

100.0% - APT Wealth Management Ltd.

100.0% - APTFS Nominees Ltd.

100.0% - Unio Financial Services Limited

100.0% - ILP Pension Trustees DAC

100.0% - Invesco Trustee AC

100.0% - Acumen & Trust Pension Trustees dac

100.0% - ILP Master Trustee dac

100.0% - Irish Life Trustee Services Limited

100.0% - Navigate Master Trustee dac

100.0% - Canada Life Irish Holding Company Limited

80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)

24.625% - Summitas Beteiligungs GmbH (9.85% owned by JDC Group AG)

87.01% - Summitas Holding GMbh

100.0% - Summitas MidCo GMbh

100.0% - Summitas Gruppe GMbh

26.9% - JDC Group AG

25.1% - einfach gut versichert GmbH

9.85% - Summitas Beteiligungs GmbH (24.625% owned by Canada Life Irish Holding Company Limited)

86.17% - Summitas Holding Gmbh

100.0% - Summitas MidCo Gmbh

100.0% - Summitas Gruppe Gmbh

100.0% - BVUK. GmbH

100.0% - Munchener Versicherungsmakler GmbH

100.0% - EASIE Assekuranzmakler – AG

100.0% - Dr. Ihlas GmbH

100.0% - Confera GmbH

100.0% - Summitas Makler GmbH

100.0% - Eichhorn, Waltzock & Partner GmbH

100.0% - Bago GmbH

100.0% - Kamke Versicherungsmakler GmbH

100.0% - VBH Versicherungsmakler für Baugewerbe und Handwerk GmbH

100.0% - IMM Versicherungsmakler für Industrie und Mittelstand GmbH

100.0% - Policenwerk Assekuradeure GmbH & Co. KG

100.0% - Seeliger & Co. GmbH

100.0% - Wolf Assekuranz-Service GmbH

100.0% - DAVID Verwaltung GmbH

100.0% - DAVID Versicherungskontor GmbH & Co. KG

100.0% - Barkmann & Wahler GmbH & Co. KG

100.0% - Hans-Walter Kramer GmbH

100.0% - BWB Versicherungsvermittlungsgesellschaft mbH

100.0% - Assekuranzkontor Friedrich Barkmann GmbH & Co. KG

100.0% - Hoffmann Industrieversicherungsmakler GmbH & Co. KG

100.0% - Sven Hoffmann-Verwaltungs-GmbHjung

100.0% - Jung, DMS & Cie.AG

100.0% - Jung, DMS & Cie.Pro GmbH

  60.0% - FMK Compare GmbH

  60.0% - HVG Hanse GmbH

100.0% - SF Sicher Finanzieren GmbH

100.0% - Jung, DMS & Cie. Pro Service GmbH

100.0% - DFP Deutsche Finanz Portfolioverwaltung GmbH

100.0% - Plug-Insurance GmbH

100.0% - Fund Development and Advisory AG

100.0% - Morgen & Morgen GmbH

100.0% - Jung, DMS & Cie.Pool GmbH

100.0% - JDC Geld,de GmbH

100.0% - JDC plus GmbH

  25.0% - Incore Asset Management Solution

  50.0% - Opal Hard– und Software Consultung GmbH

  30.0% - Dr. Jung & Partner GmbH

100.0% - FINUM.Finanzhause AG

100.0% - FINUM.Pension Consulting GmbH

100.0% - FINUM.Private Finance AG (Germany)

100.0% - FVV – GmbH

100.0% - JDC Group Austria GmbH

100.0% - FINUM.Private Finance AG (Austria)

100.0% - Jung, DMS & Cie. GmbH

100.0% - Top-Finanziert GmbH

51.0% - I&F Beratungs GmbH

100.0% - Benefit Consulting GmbH

100.0% - CL Abbey Limited

20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by Canada Life Irish Holding Company Limited)

100.0% - Canada Life Re Ireland dac

100.0% - Canada Life Dublin dac

  50.0% - AIBJV Holdings Limited

100.0% - AIBJV dac

100.0% - Canada Life Group Services Limited

100.0% - Canada Life Europe Investment Limited

100.0% - Canada Life Europe Management Services Limited

21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)

78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)

100.0% - Keyridge Asset Management Limited

100.0% - Summit Asset Managers Limited

100.0% - ILIM European Real Estate Fund General Partner SARL

  50.0% - TirNua Capital Partners Limited

100.0% - Setanta Asset Management Limited

100.0% - Canada Life Pension Managers & Trustees Limited

100.0% - Canada Life European Real Estate Limited

100.0% - Canada Life Trustee Services (U.K.) Limited

100.0% - CLFIS (U.K.) Limited

   100.0% - Canada Life UK Staff Pension Trustee Limited

100.0% - Canada Life Limited

   14.0% - Harbourside Leisure Management Company Limited

  11.0% - St. Paul’s Place Management Company Limited

  26.0% - ETC Hobley Drive Management Company Limited

  100.0% - Synergy Sunrise (Wellington Row) Limited

   76.0% - Radial Park Management Limited

  100.0% - Canada Life (U.K.) Limited

100.0% - Canada Life Fund Managers (U.K.) Limited

100.0% - Canada Life Group Services (U.K.) Limited

100.0% - Canada Life Home Finance Trustee Limited

  100.0% - Canada Life Irish Operations Limited

  100.0% - Irish Life Group Limited

100.0% - Irish Life Ark Life Dublin dac

100.0% - Irish Life Health dac

100.0% - Irish Life Wellbeing Limited

100.0% - Irish Life Group Services Limited

100.0% - Irish Life Financial Services Limited

37.18% - Multiply.AI

 49.0% - Affinity First Limited

100.0% - Irish Life Associate Holdings Unlimited Company

100.0% - Irish Life Assurance plc.

100.0% - Ilona Financial Group, Inc.

100.0% - Stephen Court Limited

100.0% - (2,3&4) Basement Company Limited

66.66% - City Gate Park Administration Limited

50.0% - Dakline Company Ltd.

  50.0% - Earlsfort Centre (Atrium) Limited

100.0% - London Life and Casualty Reinsurance Corporation

100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.

100.0% - Canada Life International Reinsurance Corporation Limited

100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)

100.0% - Canada Life International Reinsurance (Barbados) Corporation

100.0% - 4073649 Canada, Inc.

100.0% - CL Luxembourg Capital Management S.á.r.l.

100.0% - Canada Life Finance (U.K.) Limited

100.0% - 8478163 Canada Limited

100.0% - Canada Life Capital Bermuda Limited

100.0% - 9983813 Canada Inc.

100.0% - Canada Life Capital Bermuda III Limited

100.0% - Canada Life Capital Bermuda II Limited

  77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)

  100.0% - Great-West Investors LLC

  100.0% - Great-West Investors LP Inc.

    99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

    100.0% - T.H. Lee Interests

    100.0% - Great-West Investors GP Inc.

    1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)

      100.0% - T.H. Lee Interests

100.0% - The Canada Life Insurance Company of Canada

2.68%- 7420928 Manitoba Limited Partnership (97.31% owned by The Canada Life Assurance Company and 0.02% owned by 7419521 Manitoba Ltd.)

100.0% - 6855572 Manitoba Ltd.

100.0% - RA Investment 12 Holdings GP Inc.

     0.001% - RA Investment 12 Holdings LP (99.999% owned by RA Investment 12 Holdings GP Inc.)

       100.0% - 635 Broughton Street Property Inc.

       100.0% - 615 Colborne Street Property Inc.

       100.0% - 310 8th Street Property Inc.

99.999% - RA Investment 12 Holdings LP (99.999% owned by The Canada Life Assurance Company)

20.0% - RA Investment 2 Holdings GP Inc. (80% owned by The Canada Life Assurance Company)

0.001% - RA Investment 2 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company)

100.0% - 12111 Riverside Way Property Inc.

100.0% - Lions Gate Business Park Property Inc.

20.0% - RA Investment 2 Holdings LP (79.999% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 2 Holdings GP Inc.)

20.0% - RA Investment 3 Holdings GP Inc. (80% owned by The Canada Life Assurance Company)

0.001% - RA Investment 3 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company)

20.0% - RA Investment 3 Holdings LP (79.999% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 3 Holdings GP Inc.)

15.0% - RA Investment 4 Holdings GP Inc. (85% owned by The Canada Life Assurance Company)

0.001% - RA Investment 4 Holdings LP (84.999% owned by The Canada Life Assurance Company and 15% owned by The Canada Life Insurance of Company)

15.0% - RA Investment 4 Holdings LP (99.999% owned by RA Investment 4 Holdings GP Inc.)

20.0% - 9481 Leslie Street GP Inc. (80% owned by The Canada Life Assurance Company)

0.01% - 9481 Leslie Street Limited Partnership (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company)

20.0% - 9481 Leslie Street Limited Partnership (99.999% owned by 9481 Leslie Street GP Inc.)

12.5% - RA Investment 5 Holdings GP Inc. (87.5% owned by The Canada Life Assurance Company)

0.001% - RA Investment 5 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company)

100.0% - 10077 Grace Road Property Inc.

12.5% - RA Investment 5 Holdings LP (87.499% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 5 Holdings GP Inc.)

12.5% - RA Investment 6 Holdings GP Inc. (87.5% owned by The Canada Life Assurance Company)

0.001% - RA Investment 6 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company)

12.5% - RA Investment 6 Holdings LP (87.499% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 6 Holdings GP Inc.)

12.5% - RA Investment 7 Holdings GP Inc. (87.5% owned by The Canada Life Assurance Company)

0.001% - RA Investment 7 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company)

12.5% - RA Investment 7 Holdings LP (87.499% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 7 Holdings GP Inc.)

10.5% - RA Investment 8 Holdings GP Inc. (89.5% owned by The Canada Life Assurance Company)

0.001% - RA Investment 8 Holdings LP (89.499% owned by The Canada Life Assurance Company and 10.5% owned by The Canada Life Insurance of Company)

10.5% - RA Investment 8 Holdings LP (89.499% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 8 Holdings GP Inc.)

20.0% - RA Investment 15 Holdings GP Inc. (80% owned by The Canada Life Assurance Company)

0.001% - RA Investment 15 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company)

  100.0% - RA Investment 15 Holdings Nominee Inc..

20.0% - RA Investment 15 Holdings LP (79.999% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 15 Holdings GP Inc.)

100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)

94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)

  100.0% - Mountain Asset Management LLC

38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)

20.0% - 1385456 B.C. Ltd. (80.0% owned by The Canada Life Assurance Company)

58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)

  100.0% - GWL THL Private Equity II Inc.

  23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)

100.0% - Great-West Investors LLC

    100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)

    100.0% - T.H. Lee Interests

16.0% - 2148902 Alberta Ltd. (84% by The Canada Life Assurance Company)

30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)

23.0% - CDN US Direct RE Holdings Ltd. (77% owned by The Canada Life Assurance Company)

100.0% - Great-West US Direct Residential Holdings Inc.

100.0% - GWL Direct 425 Trade LLC

100.0% - GWL Direct 4471 + 4433 42nd LLC

100.0% - GWL Direct 32 Cambridge LLC

100.0% - GWL Direct 701 Rio Salado LLC

100.0% - GWL Direct 2121 Mid LLC

100.0% - GWL Direct 100 Legacy Oaks LLC

100.0% - Great-West US Direct RE Holdings Inc.

100.0% - GWL Direct 650 Almanor LLC

100.0% - GWL Direct 13055 Mississippi LLC

100.0% - GWL Direct 11 State LLC

100.0% - GWL Direct 345 Cessna LLC

100.0% - GWL Direct 1925 Grove LLC

100.0% - CL GFP LLC

  10.0% - GFP CL Holdings LLC

  100.0% - GFP CL Maspeth 55-30, LLC

100.0% - GWL Direct 1 Bulfinch Place LLC

100.0% - Great-West US Direct RE Acquisition LLC

100.0% - GWL Direct 851 SW 34th LLC

100.0% - GWL Direct 12100 Rivera LLC

100.0% - GWL Direct 3209 Lionshead LLC

100.0% - GWL Direct 18701-18901 38th LLC

100.0% - GWL Direct 12900 Airport LLC

100.0% - GWL Direct 25200 Commercentre LLC

100.0% - GWL Direct 351-353 Maple LLC

100.0% - GWL Direct 260 Ace-5725 Amelia LLC

100.0% - GWL Direct 9485 Hwy 42 LLC

100.0% - GWL Direct Moonachie LLC

100.0% - GWL Direct 4785 Fulton LLC

100.0% - GWL Direct 7410 + 7419 Roosevelt LLC

100.0% - GWL Direct 11077 Rush LLC

100.0% - GWL Direct 8915 Market Place LLC

96.0% - CL ACP Nassau, LLC

     100.0% - EW Direct 1Nassau LLC

100.0% - CL Capital Management (Canada), Inc.

100.0% - Canada Life Mortgage Services Ltd.

100.0% - Canada Life Capital Trust

100.0% - Mountain Asset Management LLC

C.	IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada

100.0% - Power Financial Corporation

62.913% - IGM Financial Inc. (direct and indirect 66.826%)

100.0% IGWM Inc.

100.0% - IG Wealth Management Inc.

  100.0% - 11249142 Canada Inc.

100.0% - Investors Group Trust Co. Ltd.

100.0% - I.G. Insurance Services Inc.

100.0% - Investors Syndicate Limited

100.0% - 16490336 Canada Inc.

100.0% - I.G. Investment Management, Ltd.

  100.0% - Investors Syndicate Property Corp.

  100.0% - 0992480 B.C. Ltd.

  100.0% - 1081605 B.C. Ltd.

  100.0% - 1000054111 Ontario Inc.

100.0% - Mackenzie Inc.

100.0% - Mackenzie Financial Corporation

  100.0% - Mackenzie Investments Europe Limited

    100.0% - Mackenzie Investments Asia Limited

  100.0% - Mackenzie Investments Charitable Foundation

  100.0% - Strategic Charitable Giving Foundation

  100.0% - MMLP GP Inc.

  100.0% - Mackenzie Investments Corporation

    27.8% - China Asset Management Co., Ltd.

    100.0% - Shanghai China Wealth Management Co., Ltd.

100.0% - China Capital Management Co., Ltd.

100.0% - China Asset Management (Hong Kong) Limited

100.0% - China Equity Fund Management (Beijing) Co., Ltd.

80.0% - 11249185 Canada Inc.

100.0% - Armstrong LP

  49.9% - Northleaf Capital Group Ltd.

   100.0% - Northleaf Capital Partners Ltd.

100.0% - Northleaf PPP GP Ltd.

100.0% - Northleaf Secondary Partners III GP Ltd.

  49.0% - Northleaf NCO (US) GP Ltd.

100.0% - Northleaf Capital Partners US GP LLC

  49.0% - NICP IV GP Ltd.

100.0% - Northleaf Geothermal Holdings (Canada) GP Ltd.

  49.0% - Northleaf Venture Catalyst Fund III GP Ltd.

  49.0% - Northleaf Private Credit III GP Ltd.

  49.0% - NSPC-L Holdings II GP Ltd.

  49.0% - Northleaf Private Equity VIII GP Ltd.

100.0% - Northleaf Crescendo Holdings GP LLC

100.0% - Northleaf Small Cell GP Ltd.

100.0% - NCP Terminals GP Ltd.

100.0% - Northleaf NICP III GP LLC

100.0% - Northleaf Music Copyright Ventures GP Ltd.

  49.0% - NEIF GP Ltd.

100.0% - Northleaf Strategic Capital GP Ltd.

49.0% - Northleaf Global Private Equity GP Ltd.

100.0% - NICP I NWP US GP LLC

  49.0% - Northleaf NICP III GP Ltd.

100.0% - NCP US Terminals GP LLC

  49.0% - Northleaf LPF Private Credit Holdings GP Ltd.

  49.0% - NPC II Holdings GP Ltd.

100.0% - NCP Canadian Breaks GP LLC

100.0% - Northleaf Vault Holdings GP Ltd.

100.0% - NCP CSV Holdings GP Ltd.

100.0% - Northleaf Capital Advisors Ltd.

100.0% - Northleaf Trustees Limited

100.0% - Northleaf PE GP Ltd.

  49.0% - Northleaf Growth Fund GP Ltd

100.0% - Northleaf NICP IV (EU) GP S. à.rl.

100.0% - Northleaf Capital Partners (Canada) Ltd.

100.0% - (indirectly) Northleaf Class C Sub Holdings Ltd.

100.0% - Northleaf Capital Partners Japan KK

100.0% - Northleaf SH288 GP Ltd.

100.0% - NCP NWP US GP Ltd.

100.0% - Northleaf Capital Partners (Australia) Pty Ltd.

100.0% - Northleaf Capital Partners (UK) Limited

  49.0% - Northleaf NICP II GP Ltd.

100.0% - Northleaf Class C Holdings GP Ltd.

100.0% - Northleaf Capital Partners (USA) Inc.

100.0% - Annex Fund GP Ltd.

100.0% - Northleaf Capital Partners GP Ltd.

  100.0% - SW Holdings GP Ltd.

100.0% - NICP IV GP LLC

  49.0% - Northleaf Global Private Equity Holdings GP Ltd.

  49.0% - NPC III RN (Canada) GP Ltd.

100.0% - Northleaf NICP III Canadian Class C Holdings Ltd.

100.0% - NCP Beacon GP Ltd.

100.0% - Northleaf Millennium Holdings (US) GP Ltd.

100.0% - Northleaf Millennium Holdings (Canada) GP Ltd.

49.0% - Northleaf Secondary Partners IV GP Ltd.

100.0% - Northleaf Secondary Partners IV (EU) GP S.à r.l.

  49.0% - NASF US GP Ltd.

  49.0% - Northleaf Star Holdings GP Ltd.

  49.0% - Northleaf Multi-Asset Private Markets GP Ltd.

  49.0% - Northleaf Private Credit GP Ltd.

  49.0% - Northleaf Growth Fund II GP Ltd.

  49.0% - NASF GP Ltd.

100.0% - Northleaf Lal Lal Holdings GP Ltd.

  100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.

  49.0% - Northleaf NCO GP Ltd.

100.0% - NCP ETR Investments GP Ltd.

  49.0% - Northleaf Private Equity IX GP Ltd.

  49.0% - NSPC GP Ltd.

  100.0% - NSPC (EU) GP S. à.r.l.

  49.0% - NSDL GP Ltd.

  49.0% - NSPC-L GP Ltd.

  49.0% - NSPC-L Holdings GP Ltd.

  49.0% - NPC I Holdings GP Ltd.

  49.0% - Northleaf Private Credit II GP Ltd.

63.17% - Northleaf Capital Holdings Ltd.

100.0% - Northleaf Capital Partners GP II Ltd.

  49.0% - Northleaf NICP II Holdings GP Ltd.

100.0% - MGELS Investments Limited

100.0% - MEMLS Fund Management (Cayman) Ltd.

100.0% - Mackenzie EM Funds Management (Cayman) Ltd.

100.0% - Mackenzie GP Inc.

100.0% - 2023 Holdco Inc.

  17.2% - Rockefeller Capital Management General Partner L.L.C.

100.0% - IGM Financial Corporate Services Inc.

18.54% - Portag3 Ventures LP

  19.82% - Springboard LP

55.23% - Springboard LP

  52.70% - Wealthsimple Financial Corp. (48.16% equity)

29.33% - Springboard II LP

  33.3% - Portag3 Ventures II Affiliates LP

  31.97% - Portag3 Ventures II LP

  5.95% - Portage Ventures III LP

  4.40% - Portage Ventures IV LP

  2.21% - Conquest Planning Inc.

    2.66% - Wealthsimple Financial Corp. (2.29% equity)

  9.66% - Nesto

   9.68% - PolicyBook

D.	Pargesa SA Group of Companies (European investments)

Power Corporation of Canada

100.0% - Power Financial Corporation

100.0% - Power Financial Europe SA

50.0% - Parjointco SA

100.0% - Pargesa SA

  47.8% Groupe Bruxelles Lambert (34.2% in capital)

  1.6% - Groupe Bruxelles Lambert (2.3% in capita))

  0.9% - Umicore SA

19.8% - Ontex NV

11.4% - Pernod Ricard SA (6.8% in capital)

96.5% - FINPAR II SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

0.1% - Ontex NV

90.2% - FINPAR III SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

94.4% - FINPAR IV SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

94.9% - FINPAR V SRL

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

0.1% - Concentrix

95.0% - FINPAR VI SRL

 0.2% - Groupe Bruxelles Lambert (0.1% in capital)

 0.1% - Concentrix

98.6% - FINPAR VII SRL

 0.7% - Groupe Bruxelles Lambert (0.5% in capital)

 4.4% - GfG Topco S.a.r.l.

 99.0% - FINPAR VIII SRL

  1.3% - Groupe Bruxelles Lambert (0.9% in capital)

3.6% - Sofia Capital S.à r.l.

98.8% - FINPAR IX SRL

1.0% - Groupe Bruxelles Lambert (0.7% in capital)

4.5% - Celeste Capital S.a.r.l

98.1%- FINPAR X SRL

 0.7% - Groupe Bruxelles Lambert (0.5% in capital)

 0.1% - Imerys

99.0% - FINPAR XI SRL

1.5% - Groupe Bruxelles Lambert (1.1% in capital)

0.1% - SGS

   1.2% - Sagerpar SA

 100.0% - Brussels Securities SA

 98.8% - Sagerpar SA

3.6% - Groupe Bruxelles Lambert (2.6% in capital)

100.0% - Vancouver Capital S.a.r.l

  15.1% - Stan Holding SAS

    99.5%- Voodoo SAS

100.0% - GBL O SA

22.2% - Trône24 SRL

  0.2% - One24 Capital S.C.A

  5.7% - Trône 25 SRL

  4.8% - One25 Capital S.C.A

100.0% - GBL Advisors Limited

  5.4% - FINPAR III SA

100.0% - RPCE Consulting SAS

100.0% - GBL Advisors DE GmbH

100.0% - GBL Verwaltung SA

100.0% - GBL Energy S.á.r.l.

   0.9% - Sofia Masterco S.á.r.l.

100.0% - Serena S.á.r.l.

 14.2% - SGS

100.0% - GBL Capital UK – Ltd

  75.0% - Sienna Private Equity SAS

100.0% - Sienna Private Equity Italy S.R.L

100.0% - Sienna Venture Capital SAS

  70.0% - Sienna Venture Capital GP S.à.r.l.

  70.0% - Sienna Euclide GP S.a.r.l

  70.0% - Sienna Landlife GP S.a.r.l

  70.0% - Sienna Private Equity GP S.a.r.l

100.0% - Sienna Investment Managers SAS

66.0% - Sienna Gestion (ex-MHGA)

82.8% - Sienna 2A SAS

100.0% - Sienna AM France (ex-Acofi)

  49.0% - NEFTYS

 100.0% - VER Capital

 100.0% - Sienna Hephaistos Private Investments GP SARL

 100.0% - Sienna Global Private Investments GP SARL

14.8% - SPC Partners SAS

   8.0% - Sienna 2A SAS

100.0% - Sienna Investment Managers Luxembourg S.A.

100.0% - Sienna Real Estate Solutions S.à.r.l.

  85.4% - Sienna Real Estate Partner JV Netherlands BV

100.0% - GBL Capital Invest GP S.à.r.l.

100.0% - GBL Capital Invest SCSp

19.6% - Sagard NewGen 2

74.1% - Sagard Business Intelligence FPCI

5.00% - Sagard Holdings Management Inc

9.6% - Backed 1 Founder LP

58.3% - Backed Encore 1 LP

10.0% - Backed Encore 1 Founder LP

 10.0% - Backed 2 Founder LP

94.3% - Marcho Partners Feeder Fund ICAV

 0.5% - Marcho Partners Long Feeder Fund ICAV

 20.3% - HCM IV, L.P.

 17.1% - Innovius Capital Fund I, L.P.

 14.2% - 468 Capital II GmbH & Co. KG

100.0% - Sienna Opportunities (formerly Sienna Levier ENR)

10.0% - EC IV Invest SA

49.3% - HCM S3C LP (AKA Commune)

56.3% - HCM S11A, LP (aka Transcarent)

100.0% - Sienna Capital US LLC

   14.4% - Cometics company

 93.3% - Sienna Venture Capital SCA SICAV-RAIF

 53.6% - Sienna Private Equity Fund I SCA SICAV-RAIF

   47.6% - Sienna Euclide S.A.

   53.0% - Sienna Landlife S.A.

 38.8% - VER Capital Special Situations

 20.0% - VCCP – SMEs – Private Debt

 67.5% - Sienna Private Asset Allocation

 12.7% - European CLO new Issue – ADAGIO XII EUR CLO DAC

100.0% - GBL Capital Participations S.á.r.l

   15.1% - Merieux Participations SAS

   34.3% - Merieux Participations 2 SAS

   26.1% - KKR Sigma Co-Invest II L.P.

     3.6% - StreetTeam Software Limited (DBA as Pollen)

    1.95% - Sienne Euclide SCA SICAV-RAIF

   82.0% - Sienne Landlife SCA SICAV-RAIF

100.0% - GBL Capital Co-Invest Master S.a.r.l

29.2% - StreetTeam Software Limited (DBA as Pollen)

100.0% - GBL Finance S.á.r.l

100.0% - Miles Capital S.á.r.l

  23.1% - Piolin II S.á.r.l

  100.0% - Piolin Bidco SAU

    99.5% - Parques Reunidos

100.0% - Theo Capital S.á.r.l

100.0% - Arthur Capital S.a.r.l.

  7.1% - Umicore SA

3.5% - FINPAR II SA

4.4% - FINPAR III SA

5.6% - FINPAR IV SA

5.1% - FINPAR V SRL

5.0% - FINPAR VI SRL

1.4% - FINPAR VII SRL

1.0% - FINPAR VIII SRL

1.2% - FINPAR IX SRL

 1.9% - FINPAR X SRL

 1.0% - FINPAR XI SRL

100.0% - Celeste GP S.à r.l.

100.0% - Sapiens S.á.r.l

  14.0% – Concentrix

  100.0% Black Mountain S.a.r.l

15.1% - One25 Capital S.C.A.

  100.0% - White Mountain S.A.

100.0% - Svea Midco S.à.r.l.

100.0% - Svea Bidco S.à.r.l.

100.0% - Belgian Securities S.à.r.l.

  67.9% - Imerys (54.6% in capital)

100.0% - Mircal

100.0% - Imerys Beauvoir

100.0% - Imerys Diatomite St Bauzile & Riom (ex. Chemviron France SAS)

100.0% - Imerys Bentonite Hungary Kft

 100.0% - Imerys Tableware France

 100.0% - Imerys Tableware Deutschland GmbH

  100.0% - Imerys Ceramics New Zealand

  100.0% - Imerys Graphite & Carbon Switzerland SA

 100.0% - Imerys Graphite & Carbon Japan K.K.

 100.0% - Imerys Graphite & Carbon Korea

 100.0% - Imerys Manufacturing Korea Ltd

 100.0% - Nippon Power Graphite Co., Ltd

  100.0% - Imerys Do Brasil Comercio De Extracao De Minerios Ltda

 100.0% - Micron-Ita Mineracao Ltda

100.0% - Imerys Ceramics Brasil – Minerais para Ceramicas Ltda

  99.0% - Imerys Minerales Chile SpA (1% Imerys Filtrations Minerals, Inc.)

100.0% - Imerys Minerales Peru S.A.C

  95.3% - Imerys Minerales Argentina S.A. (4.7% Parimetal)

100.0% - Mircal Italia SpA

  100.0% - Imerys Minerali Foggia S.R.L (ex:Foggia Perlite S.R.L)

  100.0% - Imerys Minerali SpA

  100.0% - Imerys Minerali Corsico Srl

   99.7% - Imerys Talc Italy S.p.A.

   100.0% - Imerys Ceramics Italy S.R.L

100.0% - Imerys Asia Pacific Pte Ltd

100.0% - Imerys General Trading Middle East FZCO

 39.0% - Imerys Ceramics (Thailand) Ltd

80.0% - Imerys Minerals (Thailand) Ltd (20% Owned by Imerys Ceramics (India) Private Limited

51.0% - MRD-ECC Co., Ltd (49% Owned by Imerys Asia Pacific Pte Ltd)

  100.0% - MRD Co., Ltd

100.0% - Imerys Kiln Furniture (Thailand) Ltd

100.0% - Imerys Mineral Vietnam Ltd

100.0% - Imerys Carbonates (Thailand) Co, Ltd

66. 7% - YBB Calcium Products Co, Ltd

100.0% - Imerys Fused Minerals (Yingkou) Co, Ltd

   100.0% - Imerys Zhejiang Zirconia Co., Ltd

100.0% - Imerys Ceramics (India) Private Limited

20.0% -Imerys Minerals (Thailand) Ltd (80% Owned by Imerys Ceramics (Thailand) Ltd

100.0% - Imerys Minerals Malaysia Sdn Bhd

100.0% - Kinta Powdertec Sdn Bhd

55.0% - Yueyang Imerys Antai Minerals Co., Ltd

100.0% - Yueyang Yingyue New Materials Co., Ltd

100.0% - Imerys Carbonates India Limited

100.0% - Imerys Performance and Filtration Minerals Private Limited  74.0% - Imerys Newquest (India) pte Ltd

 50.0% - Gimpex-Imerys India Private Ltd

100.0% - Imerys Pacific Ltd

   100.0% - Imerys Pigments (Qingyang) Co., Ltd

100.0% - Imerys Pigments (WuHu) Co., Ltd

  99.99% - Imerys Ceramics France

 40.0% - IMAF Industria Macinazione Mineralit per l’l Industria Ceramica S.p.A.

96.6% - Imerys Ceramics Portugal, SA

100.0% - Imerys Minerals GmbH

100.0% - Donbasskeramika

99.45% - Donkaolin (0.55% Owned by Imerys Ceramics France)

93.3% - Imerys Ceramics Egypt (0.56% Owned by Mircal + 0.56% Owned by Parimetal)

99.6% - Imerys Trading Minerals Egypt

100.0% - Imerys Minéraux Belgique SA

50.0% - Industrial Minerals of Greece

100.0% - Latomia N. Korakas SA

100.0% - Mikro Mineral Endustriyel Mineraller Sanavi ve Ticaret AS 50.0% - Vougioukli Quarries AVEE

100.0% - Imerys Minéraux France

100.0% - Imerys PCC France

100.0% - Imerys Minerals International Sales

50.0% - Cebo International B.V

  100.0% - Cebo UK limited

  100.0% - Cebo Marine B.V.

  100.0% - Cebo Holland B.V.

100.0% - Almatech Mineral International ltd

  94.7% - PT Imerys Ceramic Indonesia

100.0% - Imerys Industrial Minerals Denmark A/S

68.94% - Imerys South Africa Pty Ltd

  100.0% - Imerys Refractory Minerals South Africa (Pty) Ltd

  100.0% - Samrec Pty Ltd

  100.0% - ECCA Holdings Pty Ltd

100.0% - Imerys South Europe S.L.

97.0% - Imerys Kiln Furniture Espana, S.A.

100.0% - Imerys Seramik hammddeleri Sanayi ve Ticaret AS

100.0% - Imerys Perlita Barcelona, S.A.

  100.0% - Imerys Diatomita Alicante, S.A.

  100.0% - Harbolite Aegean Enudstri Mineralleri Sanayi AS

100.0% - Imerys Talc UK Holding Ltd

99.8% -Imerys Talc Belgium (0.24% Owned by Imerys Talc Luzenac France)

100.0% - Imerys Talc Canada Inc.

100.0% - Imerys Talc Europe

100.0%- Imerys Talc Luzenac France

  100.0% - Imerys Talc Germany GmbH

  90.0% - Imerys Talc Austria GmbH (10% Owned by Imerys Talc Europe)

  100.0% - Imerys Talc Australia Pty Ltd

10.0% - Imerys Talc Austria Gmbh (90% Owned by Imerys Talc Luzenac France)

50.0% - The Quartz Corp SAS

100.0% - The Quartz Corp USA

100.0% - The Quartz Corp AS

100.0% - Quartz Corp (Shanghai) Co., Ltd

100.0% - Ardoisieres D’Angers

100.0% - Alumica Canada Inc.

100.0% - Imerys Middle East Holding Company W.L.L.

70.0% - Imerys Al Zayani Co., W.L.L.

100.0% - Minven (CE Minerales de Venezuela S.A.)

70.0% - Imerys Mineral Arabia LLC

100.0% - Imerys Japan Co., Ltd

100.0% - Imerys Beyrede

100.0% - Imerys Glomel

100.0% - Imerys Ré

100.0% - Imerys Filtration France

100.0% - Imerys Minerals Korea Ltd

100.0% - Mircal De Mexico, SA de CV

  100.0% - Liquid Quimica Mexicana, SA de CV

  100.0% - Imerys Ceramics Mexico, SA de CV

  100.0% - Imerys Almeria, SA de CV

100.0% - Imerys Almeria Diatomia Concessiones Zacoalco de CV

99.95% - EP Minerals de Mexico, S. de R.L. de C.V.(0.05% Owned by Imerys Almeria, SA de CV)

  100.0% - Minera Roca Rodando Srl de CV

  100.0% - Imerys Roca Rodando Concessiones HMO, S.A. de VC

100.0% - Imerys Clerac

89.4% - Imerys Bahacheve (ex.Vatutinsky Kombinat Vognetryviv)

100.0% - Imerys Czech Republic s.r.o

 25.0% - SEITIM (ex SEITISS IMERYS MINERAUX CIRCULARIES)

100.0% - Imerys Aluminates Corporate

  100.0%- Imerys Aluminates

100.0% - Imerys Sydney Pty Ltd

100.0% - Imerys Richards Bay (Pty) Ltd

100.0% - Imerys (Tianjin) New Material Technology Co., Ltd 90.0% - Imerys (Zhengzhou) New Material Technology Co. Ltd

100.0% - LLC Imerys Aluminates

100.0% - Imerys Vizag Private Limited

100.0% - Kerneos India Aluminate Private Ltd

14.0% - Imerys Domodossola S.p.A (86% Owned by Imerys Villach GmbH)

100.0% - Imerys Services

100.0% - Parimetal

100.0% - Imertech

100.0% - Imerys (Shanghai) Investment Management Co., Ltd

100.0% - Imerys UK Limited

  100.0% - Imerys Trustees Limited

  100.0% - Imerys UK Pension Fund Trustees Limited

  100.0% - Imerys Minerals Limited

  75.0% - ReClaym Limited

  25.0% - Eco-Bos Development Limited

  100.0% - Imerys Aluminates Limited

  100.0% - Imerys UK Finance Limited

  100.0% - Imerys PCC UK Ltd

  100.0% - Imerys British Lithium Limited

100.0% - Refractorios Venezolanos

  100.0% - Plibrico Instalaciones Refractarias

100.0% - Imerys Talc Finland Oy

100.0% - Imerys Minerals Netherlands B.V.

100.0% - Imerys Kiln Furniture Hungary Kft.

100.0% - Imerys Villach GmbH

100.0% - Imerys Ruse d.o.o

100.0% - Imerys Fused Minerals Guizhous Co. Ltd

50.0% - Imerys Fused Minerals France Sarl

86.0% - Imerys Domodossola SpA (14% Owned by Imerys Aluminates)

100.0% - Imerys Fused Minerals Salto Ltda

     100.0% - MSL Minerais S.A.

100.0% - Shandong Imerys Mount Tai Co., Ltd

100.0% - Monrefco GmbH

49.9% - Vermiculita y Derivados, SI

89.6% - Imerys Services Germany GmbH & Co. KG (10.39% Owned by S& B Minerals Participations Sarl)

    100.0% - Imerys Administrative Germany GmbH

    100.0% - Imerys Laufenburg GmbH

100.0% - Imerys Murg GmbH

100.0% - Imerys Zschornewitz GmbH

100.0% - Imerys Teutschenthal GmbH

100.0% - North African Industrial Mineral Exploration Sarl

100.0% - S&B Industrial Minerals Morocco

99.7% - Imerys Minerals Bulgaria AD

100.0% - Imerys Poland sp. z.o.o

99.0% - Imerys Graphite & Carbon Belgium SA (1.0% Owned by Imerys Graphite & Carbon Switzerland SA)

100.0% - Imerys Belgium SA

100.0% - Imerys Graphite & Carbon Canada Inc.

100.0% - Imerys Canada Inc.

100.0% - Calderys Algerie SPA

100.0% - Imerys Greenelle One

100.0% - Imerys Greenelle Two

100.0% - Imerys Lithium France

100.0% - Imerys USA, Inc.

100.0% - Kentucky-Tennessee Clay Co.

100.0% - Imerys Performance Minerals Americas, Inc.

100.0% - Imerys Niagara Falls, Inc.

100.0% - Imerys Refractory Minerals USA, Inc.

100.0% - Imerys Greeneville, Inc.

100.0% - Imerys Norfolk, Inc.

100.0% - Imerys Mica Kings Mountain, Inc.

100.0% - Imerys Filtration Minerals, Inc.

100.0% - Imerys Perlite USA, Inc.

100.0% - Imerys Minerals Holdings Limited (UK)

100.0% - Imerys Talc America, Inc.

100.0% - Imerys Talc Vermont, Inc.

100.0% - Pyramax Ceramics Southeast, LLC

100.0% - Imerys Wollastonite USA, LLC

100.0% - Imerys Oilfield Minerals, Inc.

25.0% - Georgia Proppants, LLC.

100.0% - Imerys Clays, Inc.

100.0% - Imerys Carbonates USA, Inc.

100.0% - Imerys Graphite & Carbon USA, Inc (ex :Violet Cactus, Inc.)

100.0% - Nyco Minerals LLC

100.0% - S & B Minerals Participations Sarl

100.0% - Linjiang Imerys Diatomite Co., Ltd

100.0% - Imerys Industrial Minerals Greece Single Member S.A.

100.0% - Imerys Services Greece Single Member SA

99.0% - Milos Mineral Museum

44.0% - Milos Initiative

97.7% - Imerys Bentonite Georgia Ltd

61.0% - Imerys Perlite Sardinia Srl

35.0% - Laviosa Chimica Mineraria S.p.A.

26.9% - Laviosa Promasa S.A

100.0% - Laviosa Sanayi ve Ticaret Ltd Sirketi

100.0% - Laviosa India Private Limited

100.0% - Laviosa France

100.0% - Carlo Laviosa Srl

100.0% - Akrotirio Trahilas Dyo Single Member SA

100.0% - Imerys Dortmund GmbH

10.4% - Imerys Services Germany GmbH & Co. KGl (89.61% Owned by Monrefco Gmbh)

99.6% - One24 Capital S.C.A

95.6% - GfG Topco S.á.r.l

   90.9% - GfG Capital S.á.r.l

   54.6% - Go-For-Gold Holding GmbH

      100.0% - Canyon Bicycles GmbH

   100.0% - Canyon Bicycles Belgium BVBA

   100.0% - Canyon Italia S.r.l

   100.0% - Canyon Nederland B.V.

   100.0% - Canyon Bicycles UK Ltd.

   100.0% - Canyon Base RCSN, S.L.U.

   100.0%- Bikerepair GmbH

   100.0% - Canyon IP Management AG

   100.0% - Canyon Iberia S.L.

   100.0% - Canyon Finland OY

   100.0% - Canyon Bicycles Asia Pacific PTE LTD

   100.0% - Pure Cycling Global GmbH

100.0% - Canyon USA Inc.

100.0% - Canyon Australian and New Zealand PTY Ltd.

100.0% - Canyon Bicycles Japan KK

100.0% - Canyon Bicycles ASIA Ltd.

100.0% - Canyon Cicycles (Shanghai) Co., Ltd.

50.0% - GoForGold Verwaltungs GmbH

46.0% - GoForGold Coinvest CmbH & Co KG

4.43% - GoForGold Holding GmbH

95.5% - Celeste Capital S.á.r..l

100.0% - Celeste InvestCo S.A.

15.8% Celeste ManCo S.C. Sp.

1.0% Celeste TopCo S.A.

99.0% - Celeste TopCo S.A.

100.0% - Celeste Midco 1 B.V.

100.0% - Celeste Midco 2 B.V.

100.0% - Celeste Midco 3 B.V.

100.0% - Celeste Bidco B.V.

100.0% - Affidea BV

100.0% - Affidea Innovation BV

100.0% - Affidea Diagnostics BV

100.0% - Affidea Magyarorszag Kft

100.0% - Affidea Praha sro

100.0% - First Private HC sro

100.0% - Affidea Brno sro

100.0% - Affidea Spzoo

100.0% - Centrum Medyczne Medisport Spzoo

99.9% - Affidea Romania Srl

100.0% - Sanmed Srl

100.0% - Ludi Medical Center Srl

99.9% - Clinica de Diagnostic Phoenix Srl

99.9% - Affidea Cluj Srl

100.0% - Kaliophion Medical Srl

100.0% - Otomed Center Srl

100.0% - CLINICA MULTIMED SRL

100.0% - Phoenix Imagistic Srl

100.0% - Phoenix Radiology Srl

100.0% - Medsan S.R.L.

100.0% - Exploramed S.R.L.

100.0% - Biomed Scan Development S.R.L.

100.0% - Scanconsult S.R.L.

100.0% - Odelga Operator S.R.L.

99.99% - Hiperdia SA

100.0% - CT Clinic Srl

100.0% - Centrul Medical Platinum SRL

100.0% - District One Medical S.R.L.

100.0% - Explora Group Srl

100.0% - Affidea Lietuva UAB

100.0% - Endemik didmena UAB

100.0% - Medicinos Diapazonas UAB

100.0% - Poliklinika Maja I Kresimir Cavka

100.0% - Poliklinika Cavka

100.0% - Dijagnosticki Centar Vita Doo

100.0% - Poliklinika Vita

100.0% - Poliklinika RNOK Dr Kalajzic

100.0% - Polklinika Sveti Rok

100.0% - Polyklinik Eljuga

100.0% - Affidea UK Services Limited

75.0% - Advanced Managed Diagnostic Services Ltd

100.0% - Fortius Group Ltd

100.0% - Fortis London Ltd

100.0% - Orthoderm Ltd

100.0% - Affidea NI Limited

100.0% - Northern MRI Ltd

100.0%- Cromlyn House Surgical Ltd

100.0% - Advanced Radiology Ltd

100.0% - Affidea Diagnostics Ireland Ltd

100.0% - Affidea SA

100% - PathoPoint SA

92.6% - Röontgeninstitut Baden AG

97.0% - Ambulante Gastroenterologie Baden AG

70.0% - Institut fuer histoloische und zystologische Diganostik AG Aarau (10% owned by Other)

50.0% - SBE Holding GmbH

20.0% - Institut fuer histoloische und zystologische Diganostik AG Aarau (10% owned by Others)

100% - Uroviva Holding AG

100.0% - Uroviva AG

100.0% - Praxis Dr. med Peter Scott AG

100% - Uroviva Klinik AG

58.3% - Affidea Holdings Hellas SA (41.7% owned by Affidea BV)

100.0% - Affidea Central PMM SM SA

100.0% - Geniki Apeikonistiki Private Diagnostic Laboratory Medical, S.A.

100.0% - Affidea of Athens PMM SM SA

99.9% - Affidea of Crete PMM SM SA 100.0% - Affidea of Kavala PMM SM SA

100.0% - Affidea of Kozani Heart Center PDLM SM SA

100.0% - Affidea of Peristeri PMM SM SA

100.0% - Affidea of Piraeus Biopathological PDLM SM SA

100.0% - Affidea of Thessaloniki PMM SM SA

100.0% - Affidea PDL & MM SM SA

100.0%- Derma City Med PDLM SM SA

100.0% - Affidea of Chania PMM SM SA

 99.5% - Affidea of Kalamata PDLM SA

100.0% - Affidea of Kozani Biopathological PDLM SM SA

100.0% - Affidea of Kozani Imaging PDLM SM SA

100.0% - Affidea of Piraeus Imaging PMM SM SA

100.0% - Affidea of Sparta PMM SM SA

100.0% - Affidea of Vari PMM SM SA

100.0% - Athens City Med PMM SM SA

100.0% - Diagnosis Expert Private Multimodality

100.0% - Diktis Ygeias Patision Private Multimodality SA

100.0% - Affidea Lambraki Glyfadas

100.0% - Marios salmas private diagnostic laboratory single member S.A.

100.0% - Medisalus private multimodality kifisias medical S.A.

96.0% - Cormed SH AS

99.6% - Labomed SH AS

99.99% - Intermed SH SAS

99.9% - Unimed SHT AS

99.95% - Affidea Saglik Hizmetleri ve Ticaret Anonim Sirketi

100.0% - Intermed Anadolu Saglik Hizmelleri Ltd.

100.0% - Affidea Espana Quality S.L.

100.0% - Clinica Medica Comarcal SL

100.0% - Clinica Ambulatori Gamma SL

100.0% - Affidea Espana Contact Center SA

100.0% - CD Foraste SA

100.0% - CD Hospital VOT SLU

 24.3% - CD Diagnostico Affidea Madrid SA (75.68% Owned by RM San Francisco SA)

 93.6% - RM San Francisco SA

75.7% - CD Diagnostico Affidea Madrid (24.32% Owned by Group Sanitario

100.0% - Dresyven Prevencion, S.L.U

100.0% - Vipresa S.L.U 100.0% - CD Leon SLU

100.0% - CD Valladoid SAU 100.0% - CD Soria SLU

80.0% - CPET Hospital de Jove SL 100.0% - CPET La Milagrosa SLU

100.0% - Affidea CYL, SA

100.0% - Affidea Fuensanta Sl

100.0% - QD Navarra SLU

100.0% - RM Santa Teresa SLU

100.0% - Tesla Imagen Sl

100.0% - Unidades Moviles Affidea, SL

100.0% - Tecma Salud S.L.U

100.0% - Centro Medico Infanta Mercedes Sl

100.0% - Lendyfolk Assistance SL

100.0% - Centro De Imagen Diagnostica LeganesSl

100.0% - Medicentro Boadilla St

100.0% - Medicentro Leganes Sl

100.0% - Affidea Murcia, SL

  78.0% - RM Del Sureste SA (22.0% Scaner Murcia Sl)

100.0% - Scaner Murcia Sl

22.0% - RM Del Sureste SA (78% Owned by Affidea Iberia SL)

75.0% - Sanatorio Virgen del Mar Cristobal S.A.

100.0% - Smile Lab2022 Slu

100.0% - Institut Autran Slu

100.0% - Euroclinics Servicos Partihados, A.C.E. (joint venture owned by several Portuguese Affidea entities)

100.0% - Albimed

100.0% - FRR-Serviços Médicos E Equipamentos, LDA

100.0% - CRT-CRT ULda

100.0% - Manuel Estevez & Frazao Lda

100.0% - Ultrasono-Radiologia U Lda

100.0% - CDI-CDI SA

100.0% - Dr M Guimares CRE SA

100.0% - Duarte J&J Lda

100.0% - Imaset Lda

100.0% - Clinica Santa Mafalda Lda.

100.0% - Imavida

100.0% - CEME CERE Lda

100.0% - IMI-IMA SA

100.0% - CEDIMA CIM SA

80.0% - SMDI-SMID SA

100.0% - Clinica do Coracao do Alentejo S.A.

100.0% - R.A.-Radiologia de Albufeira Lda.

74.0% - C.M.R.A. Centro Medico e Radiologico de Albufeira Lda.

 26.0% - C.M.R.A. Centro Medico e Radiologico de Albufeira Lda.

100.0% - Ecorad-Ecografia e Radiologia,Lda.

100.0% - Affidea Italy Srl

100.0% - Medishare Telemedicine S.R.L.

100.0% - Affidea Lombardia Srl

95.1% - Istituto Diagnostico Antoniano Spa

100.0% - Delta Medica Srl

100.0% - Affidea Medicenter Group Srl

100.0% - Iniziativa Medica S.R.L

100.0% - Uni-X Medica Srl

4.0% - Modena Medica Srl (96% owned by Iniziativa Medica)

96.0% - Modena Medica Srl (4% owned by Uni-X Medica Srl)

100.0% - CDC SpA

100.0% - CDC Srl

100.0% - Medical Center Srl

100.0% - Medical Sport Center Srl

100.0% - NSL Srl

100.0% - Nefromed S.r.o.

100.0% - Armonia Med SRL

100.0% - Diagnost SRL

100.0% - Isis Medical Center SRL

100.0% - Imaging's Field of View SRL

100.0% - Phoenix Way SRL

100.0% - Phoenix Sighet SRL

100.0% - Phoenix Diagnostics SRL

100.0% - Phoenix Scan and Care SRL

100.0% - Affidea Lab BV

100.0% - Laboratório de Análises Clinicas Fernão Magalhães, Lda

100.0% - Alves & Duarte Lda

100.0% - Hemobiolab LAC Lda

100.0% - Hormofuncional CHF Lda

100.0% - Icon Laboratories SRL

100.0% - Affidea Cancer Treatment Centres BV

100.0% - Affidea Onkoterapia Spzoo

71.0% - European Medical Partner SPzoo

100.0% - Nu-Med Grupa S. A. Centrum Radioterapii I Onkologii

100.0% - Nu-Med Centrum Diagnostyki I Terapii Onkologicznej Katowice Spzoo

100.0% - Specjalistyczny Szpital Onkologiczny NU-MED Sp. z o. o.

100.0% - Fundacja Nu-Med

100.0% - Nu-Med Centrum Diagnostyki i Terapii Onkologicznej Zamość Sp.z o.o.

100.0% Zakład Patomorfologii ALFAMED Sp. z o.o.

100.0% - HQ Nu-Med Warszawa

100% - MedEuropa S.R.L.

100% - MedEuropa Investitii S.R.L.

80.0% - Ygeia medical srl (20% owned by Andreas Vythoulkas)

100.0% - International Medical Centers Banja Luka

73.1% - Affidea Cancer Treatment Centers AG SA

100.0% - PSG Holding AG

100.0% - Plastic Surgery Group

69.0%- Brust Zentrum AG SA (31% owned by Brust Zentrum Holding Holding AG SA)

100.0% - Brust Zentrum Holding AG SA

31.0% Brust Zentrum AG SA (69% owned by Affidea Cancer Treatment Centers AG SA)

100.0% Management Company SA

95.1% - Affidea Brust Zentrum Ticino SA

100.0% - EWRS Tibbi Cihazlar Ticaret Ltd Sti

99.99% - Ultra Goruntuleme Merkezi Anonim Sirketi

100.0% - Affidea Group Kft

100.0% - Affidea Ireland Ltd

100.0% - Affidea Finance Ireland Ltd

100.0% - Affidea US LLC

100.0% - Affy MedTech B.V.

96.4% - Sofia Capital S.à r.l.

99.7% - Sofia InvestCo S.A.

100.0% - Sofia GP GmbH

  60.2% - Sofia MasterCo S.A.(72. 2% in capital)

99.99% - Sofia TopCo S.à r.l.

100.0% - Sofia HoldCo S.à r.l.

100.0% - Sofia MidCo S.à r.l.

100.0% - Sanoptis S.à r.l.

21.2% - Sofia One GmbH & Co. KG

0.5% - Sofia MasterCo S.A.

100.0% - Sanoptis GmbH

100.0% - MASG – Medizinische Abrechnungs – und Servicegesellschaft mbH

100.0% - nordBLICK Augenklinik Bellevue GmbH

90.0% - Wilhelminenhaus Kiel MVZ GmbH

100.0% - nordBLICK MVZ GmbH

70.0% - BEP Augenarzte MVZ GmbH

100.0% - Augenklinik Dr. Hoffman GmbH

100.0% - Augenkompetenz Zentrum Bremerhaven MVZ GmbH

66.6% - Augenkompetenzcentrum Bremerhaven MVZ und MVZ Augen-Centrum Cuxhaven üBAG Gb

70.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH

50.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR

70.0% - MVZ RHR Augenarzte GmbH

65.0% - MVZ Auregio GmbH

100.0% - Augenärzte Westblick MVZ GmbH (vormals: MVZ i-care4u GmbH)

70.0% - Augenzentrum Unna MVZ GmbH

80.0% - Augentagesklinik Zehlendorf MVZ GmbH

85.0% - Augerlin MVZ GmbH

100.0% - Berolina Augenzentren MVZ GmbH

75.0% - Sudblick GmbH

70.0% - Augenzentrum Muhldorf MVZ GmbH

100.0% - Augenklinik Muldorf GmbH

90.0% - Augenzentrum Oberstenfeld MVZ GmbH

90.0% - Augenblick Mannheim-Zentrum MVZ GmbH

80.0% - Augenheilkunde Medizinische Versorgungszentren Heidenheim GmbH

50.0% - Augenheilkunde Medizinische Versorgungszentren Dillingen GbR

80.0% - Augenheilkunde Medizinische Versorgungszentren Dillingen GmbH

50.0% - Augenheilkunde Medizinische Versorgungszentren Dillingen GbR

80.0% - Mainblick Augenzentrum GmbH

75.0% - Augenblick Augenzentrum Reutlingen MVZ GmbH

100.0% - Augenzentrum an der Leine MVZ GmbH

51.0% - Augencentrum Koln MVZ GmbH

65.0% - Hanseblick MVZ GmbH

100.0% - MVZ Augencentrum Cuxhaven GmbH

33.3% - Augenkompetenzcentrum Bremerhaven MVZ und MVZ Augen-Centrum Cuxhaven uBAG gbR

62.0% - MVZ Weitblick GmbH

100.0% - Augenheilkunde und Augenchirurgie Bottrop MVZ GmbH

60.0% - Augentagesklinik am Rothenbaum RBC MVZ GmbH

80.0% - Avila Augenpraxisklinik MVZ GmbH

70.0% - Augenzentrum Brilon MVZ GmbH

51.0% - OCU PRO ® Augenärzte MVZ GmbH

65.0% - Rheinblick Augenzentrum GmbH

95.0% - Argus Augen MVZ GmbH

50.0% - Argus Augenklinik GmbH

100.0% - Oculent Contactlinsen GmbH

51.0% - uBAG Augenzentrum Pforzheim MVZ GmbH

51.0% - Augenzentrum am Numarkt MVZ GmbH

40.0% - Augentagesklinik Luneburger Heide GbR

51.0% - Augenzentrum Luneburg GmbH

60.0%- Augentagesklinik Luneburger Heide GbR

80.0% - Augenzentren Rhein-Ruhr GmbH

51.0% - AUGEN LOHR MVZ GmbH

90.0% - Augenärztliches Operationszentrum Buchen GbR

90.0% - Augenärztliches Operationszentrum Lohr-Miltenberg GbR

100.0% - Sanoptis I Unternehmensverwaltungs GmbH

77.5% - Belenus Augenzentrum MVZ GmbH

80.0% - MVZ Dr. Farghaly & Schumacher GmbH

70.0% - Augenklinik Rendsburg GmbH

100.0% - Taxi and Transport Neuwerk GmbH

50.0% - Praxisgemeinschaft Augenklinik Rendsburg GbR

90.4% - Augenklinik Rendsburg MVZ GmbH

50.0% - Praxisgemeinschaft Augenklinik Rendsburg GbR

55.0% - Sanovation GmbH

14.5% - Sleo Health GmbH

100.0% - Sanoptis AG

85.0% - Opthamed AG

85.0% - Augenzentrum Bahnhof Basel AG

95.0% - Eyeparc AG

100.0% - Dr. J. Menzi Augenarzt AG

100.0% - Augenarztpraxis Spitalgassee Bern AG

80.0% - Berner Augenklinink Group AG

100.0%- Berner Augenklinik AG

60.0% - KammannEye AG

70.0% - Matia AG

70.0% - OP Zentrum Schaffhausen GmbH

51.0% - OpthaVisuell AG

51.0% - Augenarzt Schaffhausen AG

60.0% - Vue Group AG

90.0% - Vue Center Biel AG

90.0% - Vue Center Grenchen AG

80.0% - OMMA Augenklinik AG

80.0% - Augenarztpraxis + Tagesklinik Dr Frei AG

63.4% - Skylight Beteiligungs – AG

100.0% - TAZZ AG

100.0% - Ambulante Augenchirurgie Zürich AG

 85.0% - Augencentrum Zytglogge AG

 100.0% - Tagesklinik im Eichgut AG

85.0% - Augenzentrum Winterthur AG

100.0% - Augenarztpraxis am Bahnof

88.9% - Clinique ViSionR SA

5.7% - Ikerian AG

100.0% - Sanoptis Holding GmbH

54.9% - Augenzentrum Innsbruck 60 GmbH

75.0% - Augenlaserklinik Gmb

55.0% - Amadeus Augenzentrum GmbH

55.0% - Augenzentrum Mariagrün GmbH

100.0% - Augenzentrum Rheinblick GmbH

100.0% - Augenzentrum Donaublick GmbH

100.0% - Augunzentrum Salzkammergut GmbH

100.0% - Augenzentrum Draublick GmbH

100.0% - Augenzentrum Augenstem GmbH

100.0% - Sanoptis Greece S.A.

80.0% LASERVISION.GR

65.0% - Athens Vision A.E.

60.0% - OFTHALMOCHEIROURGIKI A.E.

90.0% - Eye Treatment Limited Partnership / “Private Clinic - Zafeiriadis Anastasios & Co. Medical L.P.”

65.0% - Idiotiki M.H.N. Kentro Orasis Hpeirou A.E. / “Private day clinic Epirus Vision Center SA”

10.0% - Eye Treatment Limited Partnership / “Private Clinic - Zafeiriadis Anastasios & Co. Medical L.P.”

100.0% - Sanoptis Italia S.P.A.

65.0% - HICARE SURGERY S.r.l.

75.0% - ALSO S.R.L

60.0% - HEALTH CARE S.r.l

70.0% - Mediprogress S.r.l

70.0% - AN & VI S.R.L

75.0% - Centro Oculistico Ramovecchi S.R.L.

75.0% - Centro Vista S.r.l.

100.0% - Sanoptis Espania SL

78.0% - Vista Sanchez Trancon, S.L.

75.0% - Bilboftal S. L.

80.0% - Assistencia Oftalmologica de Catalunya, S.L.

80.0% - Instituto Oftalmologico Clinsafa, S.L.

80.0% - Instituto Oftalmologico Integral, S.L.

80.0% - CLINICA QUIRURGICA SARRIA S.L. (former: LASER OFTALMICO ADMIRAVISION SL; Laser Oftálmico Corachán S.L.)

78.11% - Centre Ocular Quirúrgic de Terrassa, S.L.P.

E.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada

100.0% - Power Pacific Corporation Limited

100.0% - Power Pacific Equities Limited

F.	Other PCC Companies

Power Corporation of Canada

100.0% - 152245 Canada Inc.

100.0% - Square Victoria Digital Properties Inc.

100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.

100.0% - 3121011 Canada Inc.

100.0% - Power Communications Inc.

100.0% - Power Corporation International

100.0% - Power Corporation of Canada Inc.

100.0% - 4524781 Canada Inc.

100.0% - Square Victoria Communications Group Inc.

100.0% - Gesca Ltee

100.0% Gesca Holdings Inc.

100.0% - Gesca Digital Inc.

100.0% - 9214470 Canada Inc.100.0% - Power Sustainable Capital Inc.

100.0% - Power Sustainable China Corporation Ltd.

100.0% - Power Sustainable Investment Management Inc.

100.0% - Power Sustainable Infrastructure UK Credit Manager Ltd.

 74.7% - Power Sustainable Manager Inc.

100.0% - 15963044 Canada Inc.

100.0% - Power Sustainable Lios Inc.

100.0% - Power Sustainable Lios GP I Inc.

100.0% - Lios Fund I LP

100.0% - PSL Investments Fund I LP

100.0% - PSL Investments I (US) LP

100.0% - Lios Fund I-A LP

100.0% - Lios Collector A1 GP Inc.

100.0% Lios Collector A1 LP

100.0% - Power Sustainable Lios GP I (US) Inc.

100.0% - Lios Fund I (US) LP

100.0% - Lios PBC Co-Invest Inc.

100.0% - Lios PBC Co-Invest LP

100.0% - Power Sustainable Manager US, Inc.

100.0% - Power Sustainable Infrastructure Credit , LLC

100.0% - Power Sustainable Infrastructure Credit Manager, L.P.

100.0% - PSIC Fund I GP, LLC

100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) Feeder, LP.

100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) L.P.

100.0% - PSIC Fund I HC, LP

100.0% - Power Sustainable Infrastructure Credit Fund I (Offshore) L.P.

100.0% - PSIC Offshore Blocker I, L.P.

100.0% - PSIC Non-U.S. Pooling I, L.P.

100.0% - PSIC Non-U.S. CFC Blocker, L.P.

100.0% - PSIC U.S. Blocker I, Inc.

100.0% - PSIC U.S. Pooling I, L.P.

100.0% - PSIC Fund Investors, L.P.

100.0% - Power Sustainable Decarbonization, LLC

100.0% - Power Sustainable Decarbonization Manager, L.P.

100.0% - PSD GP (Canada) Inc.

100.0% - PSD Feeder Fund I (Canada) L.P.

100.0% - Power Sustainable Decarbonization GP, LLC

100.0% - Power Sustainable Decarbonization Investors, L.P.

100.0% - Power Sustainable Decarbonization Fund I, L.P.

100.0% - Power Sustainable Energy Infrastructure Inc.

100.0% - PSEIP US GP Inc.

100.0% - Power Sustainable Energy Infrastructure US Fund I LP

100.0% - Potentia Renewables US Holdings LLC

100.0% - Power Sustainable Energy Infrastructure US Fund II LP

100.0% - Nautilus US Power Holdco, LLC

100.0% - PSEIP US Feeder Fund I LP

100.0% - Power Sustainable Energy Infrastructure Canada I Inc.

100.0% - PSEIP Canada GP Inc.

100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP

100.0% - Potentia Renewables Canada Holdings GP Inc.

100.0% - Potentia Renewables Canada Holdings LP

100.0% - PSEIP Canada Feeder Fund I LP

100.0% - Power Sustainable Energy Infrastructure US I LLC.

100.0% - PESIP Canada Feeder Fund II LP

100.0% Power Sustainable Energy Infrastructure US II LLC

100.0% - PSEIP Carry Canada GP Inc.

100.0% - PSEIP Carry Canada LP

100.0% - PSEIP Carry Holding LP

100.0% - PSEIP Carry Holding US LP

100.0% - PSEIP Carry US Inc.

100.0% - PSEIP Carry US GP Inc.

100.0% - PSEIP Carry US LP

25.0% (voting) - 9314-0093 Québec Inc.

100.0% - Power Energy Corporation

100.0% - Potentia Renewables Inc.

50.0% - Soluciones de Energia Alterna, S.L

100.0% - Potentia Solar Holdings II Limited Partnership

100.0% Potentia Solar Holdings Limited Partnership

100.0% - Schooltop Solar Limited Partnership

100.0% - TSPS (Portfolio 1) Limited Partnership

100.0% - TSPS (Portfolio 2) Limited Partnership

100.0% - PSI Solar Finance 1 Limited Partnership

100.0% - 2323953 Ontario Inc.

100.0% - MOM Guarantor Limited Partnership

100.0% - MOM Solar Limited Partnership

100.0% - PSI Solar Finance 5 Limited Partnership

100.0% - Potentia Solar 5 Limited Partnership

100.0% - Potentia Solar 6 Limited Partnership

100.0% - Potentia Solar 7 Limited Partnership

100.0% - MOM V Limited Partnership

100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership

100.0% - OSPS (002273 – 3673 McBean) Limited Partnership

100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership

100.0% - PSI Solar Finance 14 Limited Partnership

100.0% - Potentia Solar 14 Limited Partnership

100.0% - PSI Construction Agent 4 Limited Partnership

100.0% - PSI Finance 13 Limited Partnership

100.0% - Reliant First Nation GP Inc.

100.0% - Reliant (No. 1) Solar Holdings Inc.

100.0% - Metasolar Consultants Inc.

100.0% - Reliant First Nation Limited Partnership

100.0% - Potentia Energy Limited Partnership

100.0% - PSI Construction Agent 2 Limited Partnership

100.0% - PRI Construction Limited Partnership

100.0% - PRI Consulting Limited Partnership

100.0% - PSI Solar Finance (FIT 4) Limited Partnership

100.0% - Potentia Solar 9 Limited Partnership

100.0% - Potentia Solar 10 Limited Partnership

100.0% - Potentia Solar 11 Limited Partnership

100.0% - Potentia Solar 12 Limited Partnership

100.0% - Potentia Solar Holdings GP Inc.

100.0% - PSI Finance 13 GP Inc.

100.0% - PSI Solar Finance 1 GP Inc.

100.0% - MOM Guarantor GP Inc.

100.0% - MOM Solar GP Inc.

100.0% - PSI Solar Finance 5 GP Inc.

100.0% - Potentia Solar 5 GP Inc.

100.0% - Potentia Solar 6 GP Inc.

100.0% - Potentia Solar 7 GP Inc.

100.0% - MSPC V General Partner Inc.

100.0% - PSI Solar Finance 14 GP Inc.

100.0% - Potentia Solar 14 GP Inc.

100.0% - AS GP Inc.

100.0% - TSPS (Portfolio 1) GP Inc.

100.0% - TSPS (Portfolio 2) GP Inc..

100.0% - PSI Construction Agent 4 GP Inc.

100.0% - PSI Solar Finance (FIT 4) GP Inc.

100.0% - Potentia Solar 9 GP Inc.

100.0% - Potentia Solar 10 GP Inc.

100.0% - Potentia Solar 11 GP Inc.

100.0% - Potentia Solar 12 GP Inc.

100.0% - PRI Construction Agent 2 GP Inc.

100.0% - PRI Consulting GP Inc.

100.0% - PRI Construction GP Inc.

100.0% - Solarize Holdings GP Inc.

100.0% - Solarize Holdings LP

 100.0% - Solarize Services GP Inc.

 100.0% - Solarize Services LP

 100.0% - GS 2013 GP Inc.

 100.0% - SE 2011 GP Inc.

 100.0% - SE 2011 LP

 100.0% - SE 2012 GP Inc.

49.985% - SE 2012 LP

49.985% - SE2 2013 LP

49.99% - SE5 2013 LP

 100.0% - QS1 2012 GP Inc.

49.98% - QS1 2012 LP

100.0% - QS4 2012 GP Inc.

 49.985% - QS4 2012 LP

100.0% - QS15 2012 GP Inc.

49.985% - QS15 2012 LP

100.0% - SE2 2013 GP Inc.

100.0% - SE5 2013 GP Inc.

39.996% - SE7 2013 LP

100.0% - SE7 2013 GP Inc.

100.0% - SE9 2013 GP Inc.

100.0% - SE9 2013 LP

100.0% - Solarize Financial 2015 GP Inc.

100.0% - Solarize Financial 2015 LP

100.0% - Solexica Energy GP5 Inc.

100.0% - Solexica Energy LP 5

85.0% - Solexica Solar Brampton GP

100.0% - ME3 2012 GP Inc.

49.985% - ME3 2012 LP

100.0% - ME10 2012 GP Inc.

84.98% - ME10 2012 LP

100.0% - ME11 2012 GP Inc.

49.985% - ME11 2012 LP

100.0% - GS 2013 LP

19.26% - Power Sustainable Energy Infrastructure Canada Fund I LP

100.0% - Potentia Renewables Canada Holdings GP Inc.

100.0% - Potentia Renewables Canada Holdings LP

 50.0% - 13582175 Canada Inc.

 50.0% - Kruger-Energy Saint-Paul Holding L.P.

50.0% - Parc éolien Saint-Paul-de-Montminy Inc.

 50.0% - 13582167 Canada Inc.

 50.0% - Kruger Energy Les Jardins Holdings L.P.

50.0% - Commandite Kruger Energie Les Jardins Inc.

50.0% - Kruger Energie Les Jardins S.E.C.

100.0% - Skyview BESS Holding GP Inc.

100.0% - Skyview BESS Holding LP

100.0% - PR Ontario BESS GP Inc.

90.0% - Skyview BESS Limited Partnership

100.0% - Skyview BESS Inc

100.0% - Potentia NB GP Inc.

100.0% - Potentia NB LP

100.0% - Pokeshaw Windfam Limited Partnership

100.0% - Stirling Wind Project II Ltd.

100.0% - Stirling Wind Project II LP

100.0% - Red Brick Wind GP Inc.

100.0% - Red Brick Wind Limited Partnership

100.0% - Golden South II GP Inc.

100.0% - Golden South II Limited Partnership

100.0% - PR WS Sponsor GP Inc.

100.0% - PR WS Sponsor LP

100.0% - Stirling Wind Project Ltd

100.0% - Stirling Wind Project LP

74.99%- Stirling Renewable Energy Limited Partnership.

100.0% - PR Jenner Sponsor GP Inc.

100.0% - PR Jenner Sponsor LP

100.0% - Jenner Wind 1 GP Inc.

100.0% - Jenner 1 Limited Partnership

100.0% - Jenner 2 GP Inc.

100.0% - Jenner 2 Limited Partnership

100.0% - Jenner 3 GP Inc.

100.0% - Jenner 3 Limited Parntership

100.0% - Wheatland Wind Project Ltd.

100.0% - Wheatland Wind Project LP

100.0% - Rose Valley Wind Holding GP Inc.

100.0% - Rose Valley Wind Holding LP

100.0% - Rose Valley Wind GP Inc.

  49.0% - Rose Valley Wind LP

100.0% - Rose Valley Wind Inc.

100.0% - Crystal Falls Solar Holding GP Inc.

100.0% - Crystal Falls Solar Holding Limited Partnership

100.0% - Crystal Falls Solar Project GP Inc.

100.0% - Crystal Falls Solar Limited Partnership

100.0% - Crystal Falls Solar Project Inc.

100.0% - Massey Solar Holding GP Inc.

100.0% - Massey Solar Holding Limited Partnership

100.0% - Massey Solar GP Inc.

100.0% - Massey Solar Limited Partnership

100.0% - Massey Solar Inc.

100.0% - Pineview BESS Holding GP Inc.

100.0% Pineview BESS Holding Limited Partnersip

100.0% - Pineview BESS GP Inc.

100.0% - Pineview BESS Limited Partnership

100.0% - Pineview BESS Inc.

100.0% - 2866075 Ontario Inc.

100.0% - Oxley Wind Farm Inc.

100.0% - Ellershouse 3 GP Inc.

100.0% - Ellershouse 3 Wind Limited Partnership

100.0% - Panuke Lake GP Inc.

100.0% - Panuke Lake Wind GP Inc.

100.0% - Golden South Wind GP Inc

100.0% - Golden South Wind LP

100.0% - PR Canada Land Holdings GP Inc.

100.0% - PR Canada Land Holdings Limited Partnership

100.0% - Paintearth Wind Project Ltd.

100.0% - Paintearth Wind Project LP

100.0% - 5979359 Manitoba Ltd.

  67.0% - 5956162 Manitoba Ltd.

  50.0% - 5529442 Manitoba Ltd.

100.0% - Sequoia Loch Lomond Solar Energy LP

  50.0% - Loch Lomond Wind Energy LP

  50.0% - Sequoia Renewable Energy System LP

100.0% - Potentia Renewables 15 GP Inc.

100.0% - Potentia Renewables 15 Limited Partnership

100.0% - PRI Wind GP Trust

100.0% - PRI Wind LP

  50.0% - Affinity Wind GP Inc.

50.0% - Affinity Wind LP

100.0% - PRI Solar GP Trust

100.0% - PRI RT Solar LP

100.0% - PRI Industrial Solar (GP) Inc.

84.90% - PRI Industrial Solar LP

49.0% - LIFE Solar 1 Inc.

49.0% - LIFE Solar 2 Inc.

49.0% - LIFE Solar 3 Inc.

100.0% - Potentia Renewabes 16 GP Inc.

100.0% - Potentia Renewables 16 Limited Partnership

100.0% - PRI Solar Gardens Nominee Inc.

100.0% - PRI Solar Gardens GP Trust

100.0% - PRI Solar Gardens LP

100.0% - Potentia Renewables 17 GP Inc.

100.0% - 2366333 Ontario Inc.

100.0% - 2330049 Ontario Inc.

100.0% - SunE Newboro 4 GP Corp.

100.0% - SunE Welland Ridge GP Corp.

100.0% - SunE Sky GP Erie Ridge Ltd.

100.0% - Potentia Renewables 17 Limited Partnership

100.0% - SunE Newboro 4 LP

100.0% - SunE Welland Ridge LP

100.0% - SunE Sky Erie Ridge LP

75.0% - Truro Heights Wind LP

 16.67% - 3285142 Nova Scotia Limited

 67.0% - Truro Heights Wind GP Ltd.

 49.0% - Truro-Milbrook Wind LP

25.0% - 3285142 Nova Scotia Limited

67.0% - Truro-Milbrook Wind GP Ltd.

75.0% - Pockwock Wind LP

41.67% - 3285142 Nova Scotia Limited

67.0% - Pockwock Wind GP Ltd.

49.0% - Whynotts Wind LP

16.67% - 3285142 Nova Scotia Limited

67.0% - Whynotts Wind GP Ltd.

100.0% - PR Development GP Inc.

100.0% - PR Development Limited Partnership

100.0% - Creekside BESS Limited Partnership

100.0% - Heartwood BESS Limited Partnership

100.0% - Amprior BESS Limited Partnership

100.0% - Essex Storage GP Inc.

100.0% - Essex Storage Limited Partnership

100.0% - Sa K-ekone Solar GP Inc.

  49.0% - Sa K-ekone Solar Limited Partnership

100.0% - Potentia Renewables Saskatchewan Limited Partnership

100.0% - Potentia Renewables Saskatchewan GP Inc.

100.0% - Southern Springs Solar Holding GP Inc.

100.0% - Southern Springs Solar Holding LP

100.0% - Southern Springs Solar GP Inc.

  49.0% - Southern Springs Solar LP

100.0% - Southern Springs Solar Inc.

100.0% - Potentia Renewables 18 GP Inc.

100.0% - Potentia Renewables 18 Limited Partnership

100.0% - BrightRoof IP Ltd.

100.0% - BrightRoof GP Inc.

99.0% - BrightRoof II GP Inc.

100.0% - BrightRoof Solar Limited Partnership

49.895% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership

100.0% - JCM Solar G.P.1 Ltd.

100.0% - Maxim Solar Power Corporation

100.0% - Tenedors GP 1 Ltd.

100.0% - GSC RP 1 LP

100.0% - GSC RP 5 LP

100.0% - GSC 6 LP

100.0% - Potentia Renewables 19 Inc.

100.0% - Potential Renewables 19 Limited Partnership

100.0% - Ernestown Holdings Inc.

100.0% - Ernestown Holdings Limited Partnership

44.99998% - Ernestown Windpark Limited Partnership

100.0% - Ernestown Windpark Inc.

100.0% - Maryvale Wind Inc.

100.0% - Maryvale Wind Limited Partnership

100.0% - Swift River Operations Limited

100.0% - Swift River Energy Limited

50.0001% - Swift River Limited Partnership

100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdings Corp

15.22% - Power Sustainable Energy Infrastructure US Fund I LP

100.0% - Potentia Renewables US Holdings LLC

100.0% - Musselshell Wind Holdings, LLC

100.0% - Musselshell Wind Project, LLC

100.0% - Musselshell Wind Project Two, LLC

95.0% - Potentia Stargell Holdco LLC

80.0% - Hyperion Holdco II, LLC

100.0% - IEP Tejas Verde, LLC

100.0% - Potentia US Battery Storage Holdings, LLC

100.0% - IEP Tejas Verde, LLC

100.0% - PR Damon, LLC

100.0% - PR Land Holdings, LLC

100.0% - PR Development LLC

100.0% - Banjo Solar Holdings Corp.

  51.0% - Kamaole Solar Holdings, LLC

51.0% - Kamaole Solar, LLC

100.0% - PR Operating LLC

100.0% Potentia US Wind Fund 1, LLC

95.00% - BSW US Holdings II, LLC

100.0% Big Sky Wind, LLC

100.0% - BSW DevCo, LLC

100.0% - Potentia US Solar Fund 3, LLC

50.0% - Desert Quartzite, LLC

100.0% - Potentia US Solar Fund 2, LLC

100.0% - CG Solar Blocker I LLC

100.0% - CG Goldeney I, LLC

100.0% - ConnectGen Goldfinger I LLC

50.0% - Goldfinger Ventures LLC

50.0% - 2019 SOL III LLC

50.0% - Windhub Solar A, LLC

50.0% - Sunshine Valley Solar, LLC

100.0% - CG Solar Blocker II LLC

100.0% - CG Goldeney II, LLC

100.0% - ConnectGen Goldfinger II LLC

50.0% - Goldfinger Ventures II, LLC

50.0% – 2019 SOL IV LLC

50.0% - Sun Streams LLC

100.0% - Potentia MN Solar Fund 1 Managing Member, LLC

65.0% - Potentia MN Solar Fund I, LLC

100.0% - Minnesota Solar CSG 1, LLC

100.0% - Minnesota Solar CSG 4, LLC

100.0% - Minnesota Solar CSG 8, LLC

100.0% - Minnesota Solar CSG 9, LLC

100.0% - Minnesota Solar CSG 19, LLC

100.0% - Minnesota Solar CSG 21, LLC

100.0% - Potentia Renewables Big Sky Operations LLC

100.0% - Potentia Renewable Developments, LLC

100.0% - Power Energy Corporation US

100.0% - Nautilus Solar Energy, LLC

100.0% - Nautilus Solar Solutions, LLC

100.0% - Nautilus Community Solar, LLC

  29.81% - Power Sustainable Energy Infrastructure US Fund II LP

100.0% - Nautilus US Power Holdco, LLC

100.0% - Nautilus Solar Landco, LLC

100.0% - Nautilus LNTP Holdco, LLC

100.0% - Nautilus Equipment Borrower, LLC

100.0 – Enterprise Road Solar, LLC

100.0% - Gregg Road Solar, LLC

100.0% - Odyssey Alpine Road Solar, LLC

100.0% - Odyssey Sandoval Solar Phase 2, LLC

100.0% - TPE IL WI158, LLC

100.0% - TPE IL WI202, LLC

100.0% - USS Sand Solar LLC

100.0% - USS Valley Solar LLC

100.0% - IL Solar Minonk Project1, LLC

100.0% - IL Solar Minonk Project2, LLC

100.0% - Odyssey Sonora Solar, LLC

100.0% - Nautilus OH Development, LLC

100.0% - Nautilus MI Development, LLC

100.0% - Nautilus NM Development, LLC

100.0% - Nautilus WI Development, LLC

100.0% - Yellow 17, LLC

100.0% - Luna Rossa Schodack Solar, LLC

100.0% - Yellow 23 LLC

100.0% - Yellow 22 LLC

100.0% - Great Lakes Peck Road Solar, LLC

100.0% - Great Lakes Michigan Solar, LLC

100.0% - Great Lakes 72nd Street Solar, LLC

100.0% - Great Lakes Wisconsin Solar, LLC

100.0% - Great Lakes Ohio Solar, LLC

100.0% - West Deming Solar Project, LLC

100.0% - Pulse Solar II, LLC

100.0% - Bear Branch Solar LLC

100.0% - Old Island Solar LLC

100.0% - Old Lock Solar LLC

100.0% - Nautilus Solar Devco Holdings, LLC

99.0% - Nautilus Solar Devco Parent, LLC (1% owned by Nautilus Solar Devco Holdings, LLC)

100% - Churchville Solar, LLC

100.0% - Westminster Solar, LLC

100.0% - Nautilus Term Transfer Holdco, LLC

100.0% - Moro Altamont Solar, LLC

100.0% - Leeds Route 106 Solar, LLC

100.0% - CGA Solar, LLC

100.0% - Renew Solar RI Exeter Ten, LLC

100.0% - Renew Solar RI Exeter Mail LLC

100.0% - Spirit Presque Isle 1 Solar, LLC

100.0% - Spirit Presque Isle 2 Solar, LLC

100.0% - VP Road Solar, LLC

100.0% - VP Road Solar South, LLC

100.0% - Falcon Sheesley, LLC

100.0% - BD Solar Norridgewock, LLC

100.0% - Nautilus Term Transfer Holdco II, LLC

100.0% - Nautilus Solar Construction Holdco, LLC

100.0% - Nautilus Solar Construction Seller, LLC

100.0% - Wolcott Hill Road Solar LLC

100.0% - St Lawrence County NY S2 LLC

100.0% - Luna Rossa Champlain Solar, LLC

100.0% - Chesapeake KE73 Solar, LLC

100.0% - Islander Solar, LLC

100.0% - Livingston Crossing Solar LLC

100.0% - Chesapeake Energy One, LLC

100.0% - Carroll County MD Solar, LLC

100.0% - Lincoln LI77 Solar, LLC

100.0% - Gowans Road Solar LLC

100.0% - Maverick One, LLC

100.0% - Ironside Lily Creek Solar, LLC

100.0% - Chesapeake NE91 Solar, LLC

100.0% - Clover Solar, LLC

100.0% - Sedum Solar, LLC

100.0% - Jacob’s Place Solar LLC

100.0% - Lantana Solar Project, LLC

100.0% - Odyssey Granite City Solar, LLC

100.0% - Odyssey St. John Solar, LLC

100.0% - Lincoln HE33 Solar, LLC

100.0% - Carya Solar, LLC

100.0% - Carbondale Community Energy Initiative LLC

100.0% - East Walnut Street Community Initiative LLC

100.0% - RPIL Solar 4, LLC

100.0% - Odyssey Viola Solar, LLC

100.0% - USS Chandler Solar LLC

100.0% - Nautilus Solar Operations, LLC

99.0% - Nautilus Solar Opco Parent, LLC (1% owned by Nautilus Solar Operations, LLC)

100.0% - Nautilus Solar Term Holdco, LLC

100.0% - Nautilus Lion Sponsor Member, LLC

100.0% - Nautilus Lion Member, LLC

100.0% - Sturgeon Quarry Solar, LLC

100.0% - Casco Sidney Solar, LLC

100.0% - Casco Standish Solar, LLC

100.0% - Meeting House Solar, LLC

100.0% - SolarClub 10, LLC

100.0% - Bear One, LLC

100.0% - Sabattus SB01, LLC

100.0% - Red Wing Solar 3 LLC

100.0% - Vestal PS9 Solar, LLC

100.0% - Vestal PS10 Solar, LLC

100.0% - Sanford Solar LLC

100.0% - Nautilus Atlantis II MM Holdco, LLC

100.0% - Nautilus Atlantis II Lessee Holdco, LLC

100.0% - Nautilus Atlantis II Lessor Holdco, LLC

100.0% - Mustang One, LLC

100.0% - Lion One, LLC

100.0% - Ten Oaks Solar LLC

100.0% - Red Wing Solar 30, LLC

100.0% - Parker Place Solar LLC

100.0% - Peterboro Road Solar, LLC

100.0% - Casco Brewer Solar, LLC

100.0% - Sturgeon Ryan Ranch Solar, LLC

100.0% - Beech Road Solar, LLC

100.0% - Comfort Solar, LLC

100.0% - BD Solar Rangeley LLC

100.0% - BD Solar Larson LLC

100.0% - BD Solar North Anson LLC

100.0% - Norridgewock Martin Stream Solar LLC

100.0% - Nautilus FPF Sponsor Member, LLC

100.0% - Nautilus FPF Member, LLC [100.0% of Class B Membership Interests]

100.0% - BD Solar Limestone LLC

100.0% - BD Solar Masardis LLC

100.0% - BD Solar Nicolin LLC

100.0% - Nautilus Solar Term Holdco II, LLC

100.0% - Nautilus Class B Member 2025, LLC

100.0% - Nautilus Owner 2025, LLC [100.0% of Class B Membership Interests]

100.0% - Carroll County MD Solar, LLC

100.0% - Luna Rossa Champlain Solar, LLC

100.0% - Gowans Road Solar, LLC

100.0% - Chesapeake Energy One, LLC

100.0% - Chesapeake KE73 Solar, LLC

100.0% - Chesapeake SU94 Solar, LLC

100.0% - Chesapeake SU113 Solar, LLC

100.0% - Chesapeake SU163 Solar, LLC

100.0% - Livingston Crossing Solar LLC

100.0% - St Lawrence County NY S2, LLC

100.0% - Islander Solar, LLC

100.0% - Goose Haven Solar LLC

100.0% - RPIL Solar 5, LLC

100.0% - Chesapeake SU165 Solar, LLC

100.0% - Lincoln LI18 Solar, LLC

100.0% - Lincoln KA04 Solar, LLC

100.0% - Lincoln KA32 Solar, LLC

100.0% - Little Valentine Solar LLC

100.0% - Odyssey St. Jacob Solar, LLC

100.0% - Barnes Road Solar, LLC

100.0% - Barnes Road Solar West, LLC

100.0% Nautilus Issuer 2022 Holdco, LLC

100.0% Nautilus Issuer 2022, LLC

100.0% - Nautilus Sponsor Member 2022, LLC

100.0% - Nautilus Owner 2022, LLC [100.0% of Class B Membership Interests]

100.0% - Tiffany Energy LLC

100.0% - NSE AT01, LLC

100.0% - NSE FA01 LLC

100.0% - Washington WS03, LLC

100.0% - Sturgeon Solar Gray, LLC

100.0% - Vestal PS4 Solar, LLC (f/k/a) Pivot Solar 4, LLC)

100.0% - Vestal PS7 Solar, LLC (f/k/a) Pivot Solar 7, LLC)

100.0% - Vestal PS8 Solar, LLC (f/k/a) Pivot Solar 8, LLC)

100.0% - Vestal PS1 Solar, LLC (f/k/a Pivot Solar 1, LLC)

100.0% - Vestal PS3 Solar, LLC (f/k/a Pivot Solar 3, LLC)

100.0% - Mavis Solar North Bridgton LLC (f/k/a BD Solar North Bridgton, LLC)

100.0% - Mavis Oakland LLC (f/k/a BD Solar Oakland, LLC)

100.0% - Wells Solar LLC

100.0% - Fryeburg Solar, LLC

100.0% - VH Holdco I, LLC

100.0% - VH WB Holdco, LLC

100.0% - VH West Brookfield, LLC

100.0% - NSE Kam MM Holdco, LLC

100.0% - Virgo KAM Holdco, LLC (100% Class B Units)

100.0% - Lindstrom Solar LLC

100.0% - Saint Cloud Solar LLC

100.0% - Winsted Solar LLC

100.0% - NSE Goat Island MM Holdco, LLC

100.0% - Virgo Goat Island Holdco, LLC (100% Class B Units)

100.0% - Nautilus Goat Island Solar, LLC

100.0% - Nautilus Hopkins Hill MM Holdco, LLC

100.0% - Hopkins Hill Solar Lessee LLC (1% pre-flip economic interest)

100.0% - Hopkins Hill Solar Lessor Holdco LLC (90% economic interest)

100.0% - TPE Hopkins Solar Holdings1, LLC

100.0% - Nautilus Mayflower Holdco, LLC

100.0% - FFP Fund II Member1, LLC

100.0% - FFP Fund II Partnership1, LLC

100.0% - Hollygrove Solar, LLC

100.0% - Howland Solar, LLC

100.0% - Pearl Solar, LLC

100.0% - Pearl Solar II, LLC

100.0% - FFP NY Schagticoke Project1, LLC

100.0% - FFP NY Schenectady Project1, LLC

100.0% - FFP NY Watertown Project1, LLC

100.0% - FFP NY Guilderland Project1, LLC

100.0% - Aegis Solar, LLC

100.0% - FFP Fund II Partnership2, LLC

100.0% - FFP Bethlehem Project1, LLC

100.0% - FFP BTC2 Project LLC

100.0% - Strauss Solar, LLC

100.0% - Dover Solar, LLC

100.0% - Ellsworth Solar, LLC

100.0% - Ellsworth Solar II, LLC

100.0% - Frog Hollow Solar, LLC

100.0% - Howell Solar, LLC

100.0% - FFP Owings Mills Project1 LLC

100.0% - FFP MD Snow Hill Project1 LLC

100.0% - FFP MD PGC18 Project, LLC

100.0% - FFP MD Solar Holdings, LLC

100.0% - Nautilus Holdco I, LLC

100.0% - NS Belle Mead, LLC

100.0% - NSE Barnstable HS Solar LLC

100.0% - NSE Duxbury Solar LLC

100.0% - NSE Solar #1032 LLC

100.0% - NSE Cape Cod Solar IV LLC

100.0% - NSE Mattacheese Solar LLC

100.0% - NSE Wixon Solar LLC

100.0% - Red Wing Solar 15 LLC

100.0% - Red Wing Solar 20 LLC

100.0% - SolarClub23 LLC

100.0% - Red Wing Solar 28, LLC

100.0% - SolarClub 35 LLC

100.0% - Vestal PS2 Solar, LLC

100.0% - Vestal PS14 Solar, LLC

100.0% - Vestal PS15 Solar, LLC

100.0% - Sturgeon Town House Solar, LLC

100.0% Nautilus Sponsor Member 2021 LLC

100.0% Sponsor Membership Interests - Nautilus Owner 2021, LLC

100.0% - Nautilus Owner 2021 (King) LLC

100.0% - Nautilus Sponsor Member, 2020 LLC

  40.0% - Nautilus Owner 2020, LLC

100.0% - Nautilus Owner 2020 (Beacon) LLC

100.0% - NSE CroakerRenewables Inc.

100.0% - VH Lordsburg Holdco, LLC

100.0% - Nautilus Solar Lordsburg, LLC

100.0% – VH Salem Holdco, LLC

100.0% - NS Salem Community College, LLC

100.0% - VH Kilroy Holdco, LLC

100.0% - VH Kilroy Solar, LLC

100.0% - VH BHA Holdco, LLC

100.0% - GES Megafourteen LLC

49.62% - LMPG Inc.

100.0% - LMPG Corp. (formerly knows as Lumenpulse Lighting Corp.)

100.0% - LMPG USA, Inc.(formerly known as Sternberg Lanterns, Inc.)

100.0% - Architectural LW Holdings, LLC

100.0% Palo Alto Lighting, LLC

100.0% Architectural Lighting Works, S.de R.L. de C.V.

100.0% - LMPG Holdings Inc.

80.0% Vode Lighting, LLC

100.0% - Exenia s.r.l.

  80.0% - CD/M2 Lightworks Corp

  80.0% - Pa-Co Lighting Inc.

100.0% - Lumca Inc.

100.0% - Toronto Lightworks Inc.

100.0% - Lumenpulse UK Limited

100.0% - Lumenpulse Alphaled Limited

G.         Other PFC Companies

Power Financial Corporation

100.0% - 4400003 Canada Inc.

100.0% - 3411893 Canada Inc.

100.0% - 3439453 Canada Inc.

100.0% - 11249207 Canada Inc.

  0.85% - Clark Holding SE

  0.77% - Koho Financial Inc. (0.77% outstanding equity)

  2.16% - Wealthsimple Financial Corp (1.86% equity)

100.0% - 9194649 Canada Inc.

100.0% - Springboard L.P.

52.70% - Wealthsimple Financial Corp. (48.16% equity)

100.0% - Wealthsimple Inc.

100.0% - Wealthsimple Investments Inc.

100.0% - Wealthsimple Technologies Inc.

100.0% - Wealthsimple US, Ltd.

100.0% - Wealthsimple Technologies (Alberta) Inc.

100.0% - SimpleTax Software Inc.

100.0% - Wealthsimple Payments Inc.

100.0% - Wealthsimple Media Inc.

100.0% - Wealthsimple Mortgage Services Inc.

100.0% - 14500873 Canada Inc.

100.0% - Wealthsimple Financial Planning Services, Inc.

100.0% - Wealthsimple Funds Holdco Inc.

100.0% - Wealthsimple Private Credit Fund 1 GP Inc.

100.0% Wealthsimple Private Credit Fund 1 LP

100.0% - Wealthsimple Private Credit Fund 1 Sub GP Inc.

100.0% Wealthsimple Private Credit Fund 1 Sub LP

100.0% - Wealthsimple Web3 Inc.

100.0% - Wealthsimple Loan Company

100.0% - Fey Labs Inc.

100.0% - Springboard II LP

5.22% - Koho Financial Inc.(5.24% outstanding equity)

H.         Sagard Holdings & Portag3

Power Corporation of Canada

100.0% - Power Financial Corporation

65.00% - Great-West Lifeco Inc. (71.14% total equity (directly and indirectly)

12.65% - Sagard Holdings Management Inc. (10.75% equity)

100.0% - Sagard Holdings Participation Inc.

100.0% - Sagard Holdings Inc.

50.83% - Sagard Holdings Management Inc. (43.23% equity)

100.0% - Everwest Holdings Inc.

100.0% - EverWest Property Services, LLC

100.0% - EverWest Advisors LLC

100.0% - EW Manager, LLC

100.0% - EverWest Real Estate Investors, LLC

100.0% - EW Equity Plan, LLC

100.0% - Sagard Holdings Management Corp.

40.0% - HalseyPoint Holdco, LLC

100.0% - HalseyPoint Asset Management, LLC

100.0% - Sagard HalseyPoint CLO Management GP LLC

100.0% - Sagard HalseyPoint CLO Management LP

100.0% - Sagard Holdings Service Corp.

100.0% - Sagard Holdings Manager (US) LLC

100.0% - Sagard Senior Lending Partners Offshore GP LLC

100.0% - Sagard Senior Lending Partners Holdings II LP

100.0% - Sagard Senior Lending Partners Offshore-U GP LLC

100.0% - Sagard Senior Lending Partners Holdings II-U LP

100.0% - Sagard Senior Lending Partners Holdings II-U SPV II LLC

100.0% - Sagard Senior Lending Partners Holdings LLC

100.0% - Sagard Senior Lending Partners Holdings-U LLC

100.0% - Sagard Senior Lending Partners Offshore Carried Interest LLC

100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LLC

100.0% - Sagard CLO Equity Fund GP LLC

100.0% - Sagard CLO Equity Fund LP

100.0% - Sagard CLO Equity Fund US Feeder LP

100.0% - Sagard Senior Lending Partners-U GP Inc.

100.0% - Sagard Senior Lending Partners Holdings I-U LP

100.0% - Sagard Senior Lending Partners-U LP

100.0% - Sagard Senior Lending Partners RN-U LP

100.0% - Sagard Senior Lending Partners Holdings-U GP Inc.

100.0% - Sagard Senior Lending Partners Holdings-U LP

100.0%- Performance Equity Associates, LLC (46.25% equity)

100.0% - Performance Equity Management, LLC

100.0% - Sagard Private Equity Strategies GP Inc.

100.0% - Sagard Private Equity Strategies LP

100.0% - Sagard Private Equity Strategies Feeder LP

100.0% - Sagard Private Equity Strategies Carried Interest LP

100.0% - Sagard Private Equity Strategies Carried Interest Feeder LP

100.0% - Sagard UK Management Ltd.

45.0% - BEX TopCO SAS

100.0% - Sagard Holdings Manager GP Inc.

100.0% - Sagard Holdings Manager LP

100.0% - Sagard Holdings Wealth LP

77.27% - Grayhawk Wealth Holdings Inc. (73.83% fully diluted equity)

100.0% - Grayhawk Investment Strategies Inc.

100.0% - Sagard Foundry Participation LP

100.0% - P3 Ventures Participation LP

100.0% - SHRP Participation LP

100.0% - Sagard Partner Pool LP

100.0% - Sagard Europe Participation LP

100.0% - P3 Ventures 2021 Participation LP

100.0% - Portage Capital Solutions Carried Interest LP

100.0% - Portage Web3 Fund I Carried Interest LP

  88.17% - Sagard S.A.S.

100.0% - Sagard Holdings Manager (Canada) Inc.

100.0% - Sagard (MENA) Ltd

100.0% - Sagard Credit Partners GP, Inc.

100.0% - Sagard Credit Partners, LP

100.0% - Sagard Credit Partners II GP, Inc.

100.0% - Sagard Credit Partners II, LP

100.0% - Sagard Credit Partners II Carried Interest, LP

100.0% - Sagard Credit Partners (Cayman) GP, Inc.

100.0% - Sagard Credit Partners (Cayman), LP

100.0% - Sagard Credit Partners II (Cayman) GP, LLC

100.0% - Sagard Credit Partners II (Cayman), LP

100.0% - Sagard Credit Partners II (US Investments), LP

100.0% - Sagard Credit Partners II SPV I GP, Inc.

100.0%- Sagard Credit Partners II SPV I, LP

100.0% - Sagard Credit Partners Carried Interest GP Inc.

100.0% - Sagard Credit Partners Carried Interest LP

100.0% - Sagard Credit Partners III GP Inc.

100.0% - Sagard Credit Partners III (Canada) LP

100.0% - Sagard Credit Partners III-U (Canada) LP

100.0% - Sagard Credit Partners III-U RN (Canada) LP

100.0% - Sagard Credit Partners III Special GP Inc.

100.0% - Sagard Credit Partners III Special LP

100.0% - Sagard Credit Partners III (Cayman) GP LLC

100.0% - Sagard Credit Partners III LP

100.0% - Sagard Credit Partners III-U (Cayman) GP LLC

100.0% - Sagard Credit Partners III-U (US) LP

100.0% - Sagard Credit Partners III-U LP

100.0% - Sagard Credit Partners III-U RN (US) LP

100.0% - Sagard Private Credit GP Inc.

100.0% - Sagard Private Credit LP

100.0% - Sagard Private Credit Reverse Hybrid 1 LP

100.0% - Sagard Private Credit Reverse Hybrid 2 LP

100.0% - Sagard Private Credit Financing SPV I GP Inc.

100.0% - Sagard Private Credit Financing SPV 1 LP

100.0% - Sagard Private Credit Financing SPV 2 LP

100.0% - GL Ontario GP Inc.

100.0% - Great Lakes Ontario LP

100.0% - Sagard CLO Equity Fund GP Inc.

100.0% - Sagard CLO Equity Fund Feeder LP

100.0% - Sagard CLO Equity Fund FI Feeder LP

100.0% - Sagard Healthcare Royalty Partners GP LLC

100.0% - Sagard Healthcare Royalty Partners, LP

100.0% - Sagard Healthcare Partners (Delaware) LP

100.0% Sagard Healthcare Partners Funding SPE 1, LLC

100.0% - Sagard Healthcare Partners Funding Borrower SPE 1, LP

100.0% - Sagard Healthcare Partners Funding Borrower SPE 2, LP

100.0% - Sagard Healthcare Partners (Delaware) II LP

100.0% - Sagard Healthcare Partners (P-1) LP

100.0% - Sagard Healthcare Partners (US Blocker-1) LLC

100.0% - Sagard Healthcare Partners (US Blocker-2) LLC

100.0% - Sagard Healthcare Royalty Partners (Feeder ), LP

100.0% - Sagard Healthcare Royalty Partners (US Feeder), LP

100.0% - Sagard Healthcare Partners (892 Feeder), LP

100.0% - Sagard Healthcare Partners (892) Holdings, LP

100.0% - Sagard Healthcare Partners Holdings, LP

100.0% - Sagard Healthcare Partners (AIV-1) LP

100.0% - Sagard Healthcare Partners (Europe) GP Limited

100.0% - Sagard Healthcare Partners (Europe) ILP

100.0% - Portag3 Ventures GP Inc.

100.0% - Portag3 Ventures Participation ULC

100.0% - Portag3 Ventures Participation Inc.

100.0% - Portag3 Ventures Participation US LP

100.0% - Portag3 Ventures II Affiliates GP Inc.

100.0% - Portag3 Ventures II Affiliates LP

100.0% - Portag3 Ventures LP

100.0% - Portag3 International Investments Inc.

1.03% - Albert Corporation

0.46% - Clark (FL Fintech E GmbH)

12.24% - Borrowell Inc.

35.17% - Diagram Ventures Limited Partnership

  0.56% - Nesto Inc.

100.0% - Portag3 Ventures II GP Inc.

100.0% - Portage3 Ventures II LP

100.0% - Portag3 Ventures II Investments LP

100.0% - Portag3 Ventures II International Investments Inc.

12.20% - Albert Corporation

15.24% - Koho Financial Inc.

10.37% - Clark

12.52% - Socotra Inc.

19.97% - Fondeadora Inc.

9.80% - AlpacaDB, Inc.

21.17% - Pledg SAS

17.02% - Rose Technology Incorporated

15.80% - AtomicFI, Inc.

18.65% - Choosing Therapy Inc.

63.63% - Diagram Ventures II LP

12.57% - Conquest Planning Inc.

9.12% - integrate AI Inc.

14.15% - Boosted.ai

10.72% - Hellas Direct

1.97% - Tallied Technologies Inc. (Founders Shares)

1.49% - 12835304 Canada Inc. (Conduit) (Founders Shares)

2.02% - 12835347 Canada Inc (Helika) (Founders Shares)

1.46% - 12837072 Canada Inc (Obeo) (Founders Shares)

1.98% - Choir Technologies Inc. (Founders Shares)

1.29% - ClearEstate (Founders shares)

2.23% - Conduit Blockchain Technologies Inc. (Founder shares)

2.85% - Novisto Inc (plus Founders shares)

3.78% - Pillar (Founders shares)

8.08% - Retirable, Inc (plus Founders shares)

1.62% - Skylight (Founders shares)

2.96% - Synctera Inc (plus Founders shares)

1.59% - Trice Technologies Inc (Founders Shares)

4.02% - Wingo Technologies Inc (Founders shares)

100.0% - Portag3 Ventures II International LP

100.0% - Portag3 Ventures II International (FI) LP

100.0% - Portag3 Ventures II Carried Interest LP

100.0% - Portag3 Ventures II Carried Interest US LP

100.0% - Portage Ventures III GP Inc.

100.0% - Portage Ventures III Carried Interest LP

100.0% - Portage Ventures III LP

100.0% - Portage Ventures III International LP

100.0% - Portage Ventures III Investments LP

11.25% - 12835304 Canada Inc. (Conduit)

10.94% - Covey IO Corp.

12.29% - Croissant Pay, Inc.

11.99% - GuarantR, Inc.

11.88% - KikOff Inc.

13.43% - Kontempo Holdings Limited

14.10% - LeapXpert Group

12.53% - Nesto Inc.

8.97% - HeyMirza Ltd.

11.47% - Loanstreet Inc.

19.20% - Wealthier Pty Ltd.(Pearler)

11.21% - Modular Technologies OÜ (TUUM)

18.18% - Tallied Technologies Inc.

12.84% - Angle Health, Inc.

18.00% - Agio Ratings Limited

31.16% - Notch Ordering Inc.

15.62% - Oat Financial, Inc.

15.69% - QUIN Technologies GmbH

12.48% - Mooncard

10.01% - Liquidly Inc.

12.02% - Conduit Blockchain Technologies, Inc.

15.40% - Benepass, Inc.

17.67% - Brella Insurance Inc.

10. 94% - Cover Tree Inc.

10.00% - Midas Technology Corp.

22.0% - Zeal (Puzzl Group Inc.)

13.83% - Zilo Technology Limited

11.28% - Haruko Limited

11.76% - Najar

100.0% - Portage Ventures III B1 LLC

18.69% - Valstro Holdings, LLC

15.31% - Faye

100.0% - Portage Ventures III Access Fund LP

100.0% - Portage Ventures IV GP Inc.

100.0%- PVBCI LP

100.0% - Portage Ventures IV Carried Interest LP

100.0% - Portage Ventures IV LP

100.0% - Portage Ventures IV International LP

100.0% - Portage Ventures IV Investments LP

11.25% - Formance, Inc.

16.67% - Seed Investor Holdings, Inc.

20.00% - Final Commerce Inc.

8.75% - Flexbase Technologies, Inc.

18.77% - OneCarNow Holdings Limited

16.00% - Stratosphere Technology Inc.

14.71% - ObsidianOS Limited

12.43% - Allocate Holdings Inc.

20.0% - Elysian Insurance Services Inc.

14.83% - Klear AI, Inc.

17.54% - Pluto Financial Technologies, Inc.

50.0% - Diagram Ventures GP Inc.

100.0% - Diagram Ventures Limited Partnership

3.38% - Nesto

6.99% - Retirable

50.0% - Diagram Ventures II GP Inc.

100.0% - Diagram Ventures II LP

5.10% - Novisto

4.52% - Synctera

9.46% - Baselane

9.71% - ClearEstate

11.75% - Tallied

11.35% - Helika

12.47% - Obeo

13.93% - Trice

50.0% - Diagram Ventures III GP Inc.

100.0% - Diagram Ventures III LP

14.00% - Trice

9.96% - Choir

14.59% - Katara AI

17.28% - Axle Automation

9.62% - Landjourney

15.75% - LoadLogic

3.63% - Walnut

17.62% - Policybook

13.72% - Coral

17.35% - Mahalo

13.42% - Locus X (ex-GameIQ)

100.0% - Diagram Ventures III Carried Interest L.P.

50.0% - Diagram Opportunity GP Inc.

100.0% - Diagram Opportunity Fund Carried Interest LP

100.0% - Diagram Opportunity Fund I LP

7.90% - Synctera

0.90% - Albert

7.03% - Novisto

5.43% - Baselane

8.47% - ClearEstate

4.79% - Nesto

0.80% - Alpaca

0.0% - Wealthsimple Financial Corp (0.11% equity)100.0% - Diagram SPV 5-24 LP

2.46% - Nesto

100.0% - Diagram SPV 5-24 Carried Interest Limited Partnership

100.0% - Diagram SPV 2-25 L.P.

100.0% - Diagram SPV 2-25 Carried Interest Limited Partnership

100.0% - Diagram SPV 10-25 L.P.

50.0% - Diagram ClimateTech GP Inc.

100.0% - Diagram ClimateTech Carried Interest L.P.

22.56% - Relion

100.0% - Diagram ClimateTech Fund L.P.

22.56% - Relion

17.86% - Lyteflo

1.80% - veritree

8.83% - Skyward

5.00% - PemPem

8.00% - Enurgen

49.0% – Diagram Corporation (75.0% equity)

100.0% - Springboard III GP Inc.

100.0% - Springboard III LP

100.0% - Sagard Holdings GP, Inc.

100.0% - Sagard Holdings, L.P.

96.0% - 1069759 B.C. Unlimited Liability Company

100.0% - Spadina GP Inc.

100.0% - Spadina Participation LP

100.0% - Spadina LP

3.51% - Wealthsimple Financial Corp. (3.03% equity)

100.0% - Sagard PE Canada GP Inc.

100.0% Sagard PE Canada Carried Interest LP

100.0% - Sagard Private Equity Canada LP

100.0% SPEC CL GP Inc.

100.0% SPEC CL Co-Invest LP

50.3433% - Courchesne, Larose Holding Inc.

100.0% - Courchesne, Larose, Limitee

59.0% - SPEC Walter GP Inc.

100.0% - SPEC Walter LP

38.68% - Groupe Lou-Tec Inc.

100.0% Acces Location D’Equipements Inc.

100.0% - Locations SSJ Inc.

100.0% - MKS Equipements Inc.

100.0% - Torcan Lift Equipment Ltd.

100.0% - SPEC NG Holding Inc.

31.24% - Norbec Group Inc.

96.0% - SPEC PF Co-Invest GP Inc.

100.0% - SPEC PF Co-Invest LP

42.44% - PakFab Engineered Solutions Corp.

37.9% - Lorne Park Capital Partners Inc. (f.k.a.1001252840 Ontario Inc.)

100.0% - Bellwether Investment Management Inc. (f.k.a.1001252872 Ontario Inc.)

36.7% - Sagard USRE Inc.

50.0% - Outremont Technologies Inc. (41.75% economic shares)

100.0% - Outremont Technologies Manager Ltd.

100.0% - Outremont Technologies GP Ltd.

100.0% - Sagard Senior Lending Partners GP Inc.

100.0% - Sagard Senior Lending Partners LP

100.0% - Sagard Senior Lending Partners Holdings I LP

100.0% - Sagard Senior Lending Partners Holdings GP Inc.

100.0% - Sagard Senior Lending Partners Holdings LP

100.0% - Sagard Senior Lending Partners Carried Interest GP Inc.

100.0% - Sagard Senior Lending Partners Carried Interest LP

100.0% - Sagard Senior Lending Partners Carried Interest-U LP

100.0% - Sagard Senior Lending Partners Offshore Carried Interest Blocker LP

100.0% - Sagard Senior Lending Partners Offshore Carried Interest GP Inc.

100.0% - Sagard Senior Lending Partners Offshore Carried Interest LP

100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LP

100.0% - Sagard Senior Lending Partners Offshore-U GP Inc

100.0% - Sagard Senior Lending Partners Offshore-U LP

100.0% - Sagard Senior Lending Partners Offshore GP Inc.

100.0% - Sagard Senior Lending Partners Offshore LP

100.0% - Sagard Senior Lending Partners Holdings SPV GP Inc.

100.0% - Sagard Senior Lending Partners Holdings I SPV LP

100.0% - Sagard Senior Lending Partners Holdings II SPV LP

100.0% - Sagard Senior Lending Partners Holdings-U GP LLC

100.0% - Sagard Senior Lending Partners Holdings-U III LP

100.0% - Sagard Senior Lending Partners Holdings GP LLC

100.0% - Sagard Senior Lending Partners Holdings III LP

100.0% - Portage Capital Solutions GP Inc.

100.0% - Portage Capital Solutions Fund I LP

16.23% - Theta Ray Ltd.

100.0% - Portage Capital Solutions Canada Fund I LP

100.0% - Portage Capital Solutions US Fund I LP

100.0% - Portage Capital Solutions International Fund I LP

100.0% - Portage Web3 I GP Inc.

100.0% - Portage Web3 Feeder Fund I LP

100.0% - Portage Web3 Master Fund I LP

100.0% - Portage Web3 Blocker Inc.

100.0% - PCS Arglass Co-Invest GP. Inc.

100.0% - PCS Arglass Co-Invest LP

100.0% - Mowat GP Inc.

100.0% - Mowat Participation LP

100.0% Mowat LP

3.76% Koho Financial Inc.

100.0% - PPCVI GP Inc.

100.0% - PPCVI Carried Interest LP

100.0% - PPCVI LP

100.0% - PPCVI Blocker I, LLC

100.0% - PPCVI Blocker II, LLC

100.0% - SHMI CDN Feeder GP Inc.

100.0% - Sagard NewGen 2 Canadian Feeder LP

100.0% - Sagard USPF Inc.

63.3% - Sagard USRE Inc.

4.0% - 1069759 B.C. Unlimited Liability Company